Exhibit 99.1

Supplemental Operating and Financial Data

for the Quarter Ended September 30, 2006

Boston Properties, Inc.

Third Quarter 2006

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the costs and availability of financing (including the impact of interest rates on our hedging program), the effects of local economic and market conditions, the effects of acquisitions and dispositions (including the exact amount and timing of any related special dividend and possible impairment charges) on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Boston Properties, Inc.

Third Quarter 2006

COMPANY PROFILE

The Company

Boston Properties, Inc. (the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers, and developers of first-class office properties in the United States, with a significant presence in five markets: Boston, Washington, D.C., Midtown Manhattan, San Francisco, and Princeton, N.J. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997. The Company acquires, develops, and manages its properties through full-service regional offices. Its property portfolio is comprised primarily of first-class office space and also includes two hotels. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record in developing premium Central Business District (CBD) office buildings, suburban office centers and build-to-suit projects for the U.S. government and a diverse array of creditworthy tenants.

Management

Boston Properties’ senior management team is among the most respected and accomplished in the REIT industry. Our deep and talented team of thirty-one individuals average twenty-five years of real estate experience and sixteen years with Boston Properties. We believe that our size, management depth, financial strength, reputation, and relationships of key personnel provide a competitive advantage to realize growth through property development and acquisitions. Boston Properties benefits from the reputation and relationships of key personnel, including Mortimer B. Zuckerman, Chairman of our Board of Directors, and Edward H. Linde, our President and Chief Executive Officer. Each has a national reputation, which attracts business and investment opportunities. In addition, our three Executive Vice Presidents and other senior officers that serve as Regional Managers have strong reputations that aid us in identifying and closing on new opportunities, having opportunities brought to us, and negotiating with tenants and build-to-suit prospects. Boston Properties’ Board of Directors consists of ten distinguished members, the majority of which serve as Independent Directors.

Strategy

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its stockholders with the greatest possible total return. To achieve this objective, the Company maintains a consistent strategy, which includes: Concentrating on a few carefully selected markets - characterized by high barriers to the creation of new supply and strong real estate fundamentals - where tenants have demonstrated a preference for high-quality office buildings and other facilities; selectively acquiring assets which increase its penetration in these select markets; taking on complex, technically-challenging projects that leverage the skills of its management team to successfully develop, acquire, and reposition properties; exploring joint-venture opportunities primarily with existing owners of land parcels who seek to benefit from the Company’s depth of development and management expertise; pursuing the sale of properties (on a selective basis) to take advantage of its value creation and the demand for its premier properties; and continuing to enhance the Company’s balanced capital structure through its access to a variety of capital sources.

Snapshot

(as of September 30, 2006)

Corporate Headquarters	Boston, Massachusetts
Markets	Boston, Midtown Manhattan, Washington, D.C., San Francisco, and Princeton, N.J.
Fiscal Year-End	December 31
Total Properties	128
Total Square Feet	42.5 million
Common Shares and Units Outstanding (as converted)	140.4 million
Dividend - Quarter/Annualized	$0.68/$2.72
Dividend Yield	2.63%
Total Market Capitalization	$19.2 billion
Senior Debt Ratings	Baa2 (Moody's); BBB (S&P and Fitch)

Boston Properties, Inc.

Third Quarter 2006

INVESTOR INFORMATION

Board of Directors		Management
Mortimer B. Zuckerman	Carol B. Einiger	Douglas T. Linde	Mitchell S. Landis
Chairman of the Board	Director	Executive Vice President, Chief Financial Officer and Treasurer	Senior Vice President and Regional Manager of Princeton
Edward H. Linde	Alan J. Patricof	E. Mitchell Norville	Robert E. Pester
President and Chief Executive Officer,	Director, Chairman of Audit Committee	Executive Vice President for Operations	Senior Vice President and Regional Manager of San Francisco
Director
Lawrence S. Bacow	Richard E. Salomon	Raymond A. Ritchey	Robert E. Selsam
Director	Director, Chairman of Compensation Committee	Executive Vice President, National Director of Acquisitions & Development	Senior Vice President and Regional Manager of New York
Zoë Baird	Martin Turchin	Peter D. Johnston	Frank D. Burt
Director	Director	Senior Vice President and Regional Manager of Washington, D.C.	Senior Vice President, General Counsel
William M. Daley	David A. Twardock
Director, Chairman of Nominating & Corporate Governance Committee	Director	Bryan J. Koop	Arthur S. Flashman
		Senior Vice President and Regional Manager of Boston	Vice President, Controller

Company Information
Corporate Headquarters	Trading Symbol	Investor Relations	Inquires
111 Huntington Avenue	BXP	Boston Properties, Inc.	Financial inquiries should be directed to Michael Walsh, Senior Vice President - Finance, at 617.236.3410 or mwalsh@bostonproperties.com
Suite 300		111 Huntington Avenue, Suite 300
Boston, MA 02199	Stock Exchange Listing	Boston, MA 02199
(t) 617.236.3300	New York Stock Exchange	(t) 617.236.3322
(f) 617.236.3311		(f) 617.236.3311
		www.bostonproperties.com	Investor or media inquires should be directed to Kathleen DiChiara, Investor Relations Manager, at 617.236.3343 or kdichiara@bostonproperties.com

Common Stock Data (NYSE: BXP)

Boston Properties' common stock has the following characteristics (based on information reported by the New York Stock Exchange):

	Q3 2006	Q2 2006	Q1 2006	Q4 2005	Q3 2005
High Closing Price	$104.98	$91.55	$96.87	$76.05	$76.25
Low Closing Price	$91.26	$82.87	$75.36	$65.11	$69.23
Average Closing Price	$98.49	$87.43	$83.64	$71.40	$72.21
Closing Price, at the end of the quarter	$103.34	$90.40	$93.25	$74.13	$70.90
Dividends per share - annualized (1)	$2.72	$2.72	$2.72	$2.72	$2.72
Closing dividend yield - annualized (1)	2.63%	3.01%	2.92%	3.67%	3.84%
Closing common shares outstanding, plus common units and preferred units on an as-converted basis (thousands)	140,435	140,291	139,213	139,158	139,153
Closing market value of outstanding shares and units (thousands)	$14,512,553	$12,682,306	$12,981,612	$10,315,783	$9,865,948

(1)	Excludes special dividend of $2.50 per share paid on October 31, 2005.

Timing

Quarterly results for 2006 will be announced according to the following schedule:

Fourth Quarter	Late January 2007

Boston Properties, Inc.

Third Quarter 2006

RESEARCH COVERAGE

Equity Research Coverage		Debt Research Coverage
David Aubuchon	Anthony Paolone / Michael Mueller	Chris Brown	Rating Agencies:
A.G. Edwards & Sons	J.P. Morgan Securities	Banc of America Securities
314.955.5452	212.622.6682 / 212.622.6689	704.386.2524	Jan Svec
			Fitch Ratings
Ross Nussbaum / Charlotte Ng	David Harris / David Toti	Sue Berliner / Elizabeth Carter	212.908.0304
Banc of America Securities	Lehman Brothers	Bear Stearns & Company
212.847.5668 / 212.933.2029	212.526.1790 / 212.526.2002	212.272.3824 / 212.272.0217	Karen Nickerson
			Moody's Investors Service
Ross Smotrich / Jeffrey Langbaum	Steve Sakwa / Ian Weissman	Thomas Cook	212.553.4924
Bear Stearns & Company	Merill Lynch & Company	Citigroup Global Markets
212.272.8046 / 212.272.4201	212.449.0335 / 212.449.6255	212.723.1112	James Fielding
			Standard & Poor's
Jonathan Litt / Michael Bilerman	Matthew Ostrower / David Cohen	Matthew Lynch	212.438.2452
Citigroup Global Markets	Morgan Stanley & Company	Credit Suisse Securities
212.816.0231 / 212.816.1383	212.761.6284 / 212.761.8564	212.325.6456

Louis Taylor / Kristin Brown	Sri Nagarajan	Scott O'Shea
Deutsche Bank Securities	RBC Capital Markets	Deutsche Bank Securities
203.863.2381 / 212.250.6799	212.428.2360	212.250.7190

Wilkes Graham / Matt Konrad	John Guinee / Michael Hudgins	Mark Streeter
Friedman, Billings, Ramsey	Stifel, Nicolaus & Company	J.P. Morgan Securities
703.312.9737 / 703.312.9731	410.454.5520 / 410.454.4830	212.834.5086

Jay Habermann / Sloan Bohlen	James Feldman / Gretchen Amidon	John Forrey / James Rank
Goldman Sachs & Company	UBS Investment Research	Merrill Lynch & Company
917.343.4260 / 212.902.2796	212.713.4932 / 212.713.4057	212.449.1812 / 212.449.6533

Michael Knott
Green Street Advisors
949.640.8780

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties' performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Boston Properties, Inc.

Third Quarter 2006

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 9 through 11. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations can be found on page 51.

	Three Months Ended
	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005
Income Items:
Revenue	$372,460	$370,349	$356,104	$366,333	$359,094
Straight line rent (SFAS 13)	$12,841	$11,723	$13,155	$13,596	$12,287
Fair value lease revenue (SFAS 141) (1)	$1,111	$492	$417	$293	$294
Lease termination fees (included in revenue) (2)	$3,692	$1,400	$812	$4,038	$2,087
Capitalized interest	$1,560	$1,304	$1,692	$2,425	$1,734
Capitalized wages	$2,082	$1,523	$1,353	$1,340	$1,492
Operating Margins [(rental revenue - rental expense)/rental revenue] (3)	68.3%	68.9%	68.2%	68.4%	68.4%
Net income available to common shareholders	$107,962	$625,731	$67,737	$154,063	$57,551
Funds from operations (FFO) available to common shareholders after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate (4) (5)	$137,276	$129,390	$119,210	$126,701	$123,671
FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate - diluted	$1.16	$1.10	$1.03	$1.09	$1.07
Net income available to common shareholders per share - basic	$0.93	$5.33	$0.60	$1.35	$0.51
Net income available to common shareholders per share - diluted	$0.91	$5.23	$0.59	$1.32	$0.50
Dividends per common share (6)	$0.68	$0.68	$0.68	$0.68	$3.18
Funds available for distribution to common shareholders and common unitholders (FAD) (5)	$120,919	$110,307	$104,527	$101,976	$110,836

Ratios:
Interest Coverage Ratio (excluding capitalized interest) - cash basis (7)	3.10	2.89	2.81	2.93	2.88
Interest Coverage Ratio (including capitalized interest) - cash basis (7)	3.03	2.84	2.75	2.84	2.81
FFO Payout Ratio (8)	58.62%	61.82%	66.02%	62.39%	63.55%
FAD Payout Ratio (9)	77.26%	83.77%	87.41%	89.33%	82.25%

	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005
Capitalization:
Total Debt	$4,733,323	$4,833,401	$4,696,713	$4,826,254	$4,921,867
Common Stock Price @ Quarter End	$103.34	$90.40	$93.25	$74.13	$70.90
Equity Value @ Quarter End	$14,512,553	$12,682,306	$12,981,612	$10,315,783	$9,865,948
Total Market Capitalization (10)	$19,245,876	$17,515,707	$17,678,325	$15,142,037	$14,787,815
Debt/Total Market Capitalization (10)	24.59%	27.59%	26.57%	31.87%	33.28%

(1)	Represents the net adjustment for above - and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates. Does not include $360 which represents the Company’s share of fair value lease revenue from the Value-Added Fund.
(2)	Does not include the Company's share of termination income earned from unconsolidated joint ventures totaling $933 for the three months ended September 30, 2006.
(3)	Rental Expense consist of operating expenses and real estate taxes. Amounts are exclusive of the gross up of reimbursable electricity amounts totaling $8,826, $7,907, $7,983, $8,287 and $9,057 for the three months ended September 30, 2006, June 30, 2006, March 31, 2006, December 31, 2005 and September 30, 2005, respectively.
(4)	For a quantitative reconciliation of the differences between FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate and net income available to common shareholders, see page 9. The supplemental adjustment is only applicable for the three months ended June 30, 2006.
(5)	For a quantitative reconciliation of the differences between FAD and FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate, see page 11.
(6)	For the three months ended September 30, 2005, dividends per share include the $2.50 per common share special dividend paid on October 31, 2005.
(7)	For additional detail, see page 11.
(8)	Dividends per common share divided by FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate - diluted. For the three months ended September 30, 2005, excludes the $2.50 special dividend paid on October 31, 2005.
(9)	Gross dividends to common shareholders plus distributions to common Operating Partnership unitholders divided by FAD. For the three months ended September 30, 2005, excludes the $2.50 per share special dividend paid on October 31, 2005.
(10)	For additional detail, see page 13.

Boston Properties, Inc.

Third Quarter 2006

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	September 30, 2006	June 30, 2006		March 31, 2006	December 31, 2005	September 30, 2005
ASSETS
Real estate	$9,040,264	$8,698,493		$8,864,907	$8,724,954	$8,792,127
Construction in progress	57,392	78,926		107,051	177,576	144,009
Land held for future development	210,336	222,519		189,024	248,645	244,783
Real estate held for sale	—	—		—	—	444
Less accumulated depreciation	(1,372,826)	(1,314,472)		(1,320,712)	(1,265,073)	(1,237,469)

Total real estate	7,935,166	7,685,466		7,840,270	7,886,102	7,943,894
Cash and cash equivalents	1,049,026	370,396		32,214	261,496	450,577
Cash held in escrows	21,436	894,244	(1)	23,715	25,618	27,552
Investments in marketable securities	—	—		—	—	37,500
Tenant and other receivables, net	42,128	35,814		41,458	52,668	32,463
Accrued rental income, net	310,560	298,306		316,048	302,356	292,289
Deferred charges, net	263,675	250,154		246,214	242,660	239,443
Prepaid expenses and other assets	72,033	79,174		91,646	41,261	63,859
Investments in unconsolidated joint ventures	83,485	96,962		98,836	90,207	96,311

Total assets	$9,777,509	$9,710,516		$8,690,401	$8,902,368	$9,183,888

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$2,811,953	$2,912,135		$3,185,550	$3,297,192	$3,450,904
Unsecured senior notes, net of discount	1,471,370	1,471,266		1,471,163	1,471,062	1,470,963
Unsecured exchangeable senior notes	450,000	450,000		—	—	—
Unsecured line of credit	— (2)	—	(2)	40,000 (2)	58,000 (2)	— (2)
Accounts payable and accrued expenses	103,581	90,390		86,938	109,823	81,730
Dividends and distributions payable	95,607	95,839		95,344	107,643	443,437
Accrued interest payable	45,703	50,175		39,269	47,911	39,443
Other liabilities	236,350 (3)	246,042	(3)	98,296	154,123	137,526

Total liabilities	5,214,564	5,315,847		5,016,560	5,245,754	5,624,003

Commitments and contingencies	—	—		—	—	—

Minority interests	746,416	824,924		735,185	739,268	725,077

Stockholders’ Equity:
Excess stock, $.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—		—	—	—
Preferred stock, $.01 par value, 50,000,000 shares authorized, none issued or outstanding	—	—		—	—	—
Common stock, $.01 par value, 250,000,000 shares authorized, 116,597,035, 114,219,448, 112,813,657, 112,542,262 and 112,500,887 outstanding, respectively	1,166	1,142		1,128	1,125	1,125
Additional paid-in capital	3,068,952	2,831,119		2,759,580	2,745,719	2,749,432
Earnings in excess of dividends	749,940	720,623		173,129	182,105	104,559
Treasury common stock, at cost	(2,722)	(2,722)		(2,722)	(2,722)	(2,722)
Unearned compensation	—	—		—	—	(5,564)
Accumulated other comprehensive income (loss)	(807)	19,583		7,541	(8,881)	(12,022)

Total stockholders’ equity	3,816,529	3,569,745		2,938,656	2,917,346	2,834,808

Total liabilities and stockholders’ equity	$9,777,509	$9,710,516		$8,690,401	$8,902,368	$9,183,888

(1)	Cash held in escrows includes approximately $872 million held in escrow by a qualifying intermediary for the purpose of potentially accomplishing a like-kind exchange with proceeds received from the sale of 280 Park Avenue. No qualifying replacement assets were identified by the statutory expiration date of July 21, 2006 and the cash was subsequently released from escrow back to the Company with no restrictions as to its use.
(2)	On July 19, 2005, the Company refinanced its $225.0 million mortgage loan collateralized by 599 Lexington Avenue through a secured draw from the Unsecured Line of Credit. As a result, the $225.0 million that was drawn on the line of credit is included within Mortgage Notes Payable.
(3)	At September 30, 2006 and June 30, 2006, Other Liabilities included approximately $46.4 million and $67.3 million and approximately $18.8 million and $20.9 million consisting of the master lease and revenue support obligations, respectively, related to the sale of 280 Park Avenue and approximately $46.6 million and $45.8 million related to the redemption of the outside members’ equity interests in the entity that owns Citigroup Center, respectively.

Boston Properties, Inc.

Third Quarter 2006

CONSOLIDATED INCOME STATEMENTS

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	30-Sep-06	30-Jun-06	31-Mar-06	31-Dec-05	30-Sep-05
Revenue:
Rental
Base Rent	$273,034	$277,155	$276,398	$279,583	$274,523
Recoveries from tenants	45,954	45,506	47,193	44,098	43,983
Parking and other	14,431	14,219	13,829	14,051	13,470

Total rental revenue	333,419	336,880	337,420	337,732	331,976
Hotel revenue	19,847	19,674	12,343	22,161	17,453
Development and management services	4,558	5,230	4,376	3,714	4,923
Interest and other	14,636	8,565	1,965	2,726	4,742

Total revenue	372,460	370,349	356,104	366,333	359,094

Expenses:
Operating	68,164	66,569	67,187	68,440	66,387
Real estate taxes	43,430	43,663	45,427	43,844	44,725
Hotel operating	13,899	12,770	11,477	16,125	12,260
General and administrative	12,739	15,796	14,642	13,136	13,270
Interest (1)	73,571	78,449	74,817	74,804	75,700
Depreciation and amortization	71,548	67,912	66,847	66,290	65,717
Losses from early extinguishments of debt (2)	208	31,457	467	—	—

Total expenses	283,559	316,616	280,864	282,639	278,059

Income before minority interests and income from unconsolidated joint ventures	88,901	53,733	75,240	83,694	81,035
Minority interest in property partnerships	—	777	1,236	1,366	1,527
Income from unconsolidated joint ventures (3)	20,200	1,677	1,290	1,530	1,117

Income before minority interest in Operating Partnership	109,101	56,187	77,766	86,590	83,679
Minority interest in Operating Partnership (4)	(19,028)	(11,758)	(15,470)	(16,928)	(26,874)

Income before gains on sales of real estate and land held for development	90,073	44,429	62,296	69,662	56,805
Gains on sales of real estate, net of minority interest	17,889	581,302	5,441	48,542	—

Income before discontinued operations	107,962	625,731	67,737	118,204	56,805
Income from discontinued operations, net of minority interest	—	—	—	730	746
Gains on sales of real estate from discontinued operations, net of minority interest	—	—	—	39,364	—

Income before cumulative effect of a change in accounting principle	107,962	625,731	67,737	158,298	57,551
Cumulative effect of a change in accounting principle	—	—	—	(4,235)	—

Net income available to common shareholders	$107,962	$625,731	$67,737	$154,063	$57,551

INCOME PER SHARE OF COMMON STOCK (EPS)
Net income available to common shareholders per share - basic	$0.93	$5.33	$0.60	$1.35	$0.51

Net income available to common shareholders per share - diluted	$0.91	$5.23	$0.59	$1.32	$0.50

(1)	Interest expense is reported net of capitalized interest of $1,560, $1,304, $1,692, $2,425 and $1,734 for the three months ended September 30, 2006, June 30, 2006, March 31, 2006, December 31, 2005 and September 30, 2005, respectively.
(2)	Includes $31.4 million of losses from early extinguishments of debt associated with the sales of real estate for the three months ended June 30, 2006.
(3)	Includes our share of the gain on sale of 265 Franklin Street totaling approximately $17.9 million for the three months ended September 30, 2006.
(4)	Equals minority interest share of 15.62%, 15.68%, 15.95%, 16.02% and 16.20% of income before minority interest in Operating Partnership after deduction for preferred distributions for the three months ended September 30, 2006, June 30, 2006, March 31, 2006, December 31, 2005 and September 30, 2005, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

Boston Properties, Inc.

Third Quarter 2006

FUNDS FROM OPERATIONS (FFO)

(in thousands, except for per share amounts)

(unaudited)

	Three months ended
	30-Sep-06		30-Jun-06	31-Mar-06	31-Dec-05	30-Sep-05
Net income available to common shareholders	$107,962		$625,731	$67,737	$154,063	$57,551
Add:
Minority interest in Operating Partnership	19,028		11,758	15,470	16,928	26,874
Cumulative effect of a change in accounting principle, net of minority interest	—		—	—	4,235	—
Less:
Minority interest in property partnerships	—		777	1,236	1,366	1,527
Income from unconsolidated joint ventures	20,200		1,677	1,290	1,530	1,117
Gain on sales of real estate, net of minority interest	17,889		581,302	5,441	48,542	—
Income from discontinued operations, net of minority interest	—		—	—	730	746
Gain on sales of real estate from discontinued operations, net of minority interest	—		—	—	39,364	—

Income before minority interests and income from unconsolidated joint ventures	88,901		53,733	75,240	83,694	81,035
Add:
Real estate depreciation and amortization (1)	73,408		69,773	68,674	67,987	67,702
Income from discontinued operations	—		—	—	869	890
Income from unconsolidated joint ventures	2,283	(2)	1,677	1,290	1,530	1,117
Less:
Minority property partnerships' share of funds from operations	—		211	268	114	(32)
Preferred dividends and distributions	1,912		2,965	3,110	3,098	3,200	(3)

Funds from operations (FFO)	162,680		122,007	141,826	150,868	147,576
Add:
Losses from early extinguishments of debt associated with the sales of real estate	—		31,444	—	—	—

FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	162,680		153,451	141,826	150,868	147,576
Less:
Minority interest in Operating Partnership's share of funds from operations after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	25,404		24,061	22,616	24,167	23,905

FFO available to common shareholders after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate (4)	$137,276		$129,390	$119,210	$126,701	$123,671

FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate - basic	$1.19		$1.14	$1.06	$1.13	$1.11

FFO per share - basic	$1.19		$0.90	$1.06	$1.13	$1.11

Weighted average shares outstanding - basic	115,432		113,994	112,509	112,340	111,776

FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate - diluted	$1.16		$1.10	$1.03	$1.09	$1.07

FFO per share - basic	$1.16		$0.88	$1.03	$1.09	$1.07

Weighted average shares outstanding - diluted	120,727		120,605	120,013	119,497	119,177

(1)	Real estate depreciation and amortization consists of depreciation and amortization from the consolidated statements of operations of $71,548, $67,912, $66,847, $66,290 and $65,717, our share of unconsolidated joint venture real estate depreciation and amortization of $2,253, $2,280, $2,304, $2,174 and $2,188 and depreciation and amortization from discontinued operations of $0, $0, $0, $63 and $190, less corporate related depreciation of $393 $419, $477, $540 and $393 for the three months ended September 30, 2006, June 30, 2006, March 31, 2006, December 31, 2005 and September 30, 2005, respectively.
(2)	Excludes approximately $17.9 million related to our share of the gain on sale and related loss from early extinguishment of debt associated with the sale of 265 Franklin Street.
(3)	Excludes approximately $12.1 million of income allocated to the holders of Series Two Preferred Units to account for their right to participate on an as-converted basis in the special dividend that followed previously completed sales of real estate.
(4)	Based on weighted average shares for the quarter. Company's share for the quarter ended September 30, 2006, June 30, 2006, March 31, 2006, December 31, 2005 and September 30, 2005 was 84.38%, 84.32%, 84.05%, 83.98% and 83.80%, respectively.

Boston Properties, Inc.

Third Quarter 2006

RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS

(in thousands, except for per share amounts)

(unaudited)

	September 30, 2006		June 30, 2006		March 31, 2006		December 31, 2005		September 30, 2005
	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)	Income (Numerator)		Shares (Denominator)
Basic FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	$162,680	136,793	$153,451	135,192	$141,826	133,853	$150,868	133,768	$147,576		133,381
Effect of Dilutive Securities
Convertible Preferred Units	1,912	2,999	2,965	4,430	3,110	4,857	3,098	4,857	3,200	(1)	5,087
Stock Options and other	—	2,296	—	2,182	—	2,648	—	2,300	—		2,314

Diluted FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	$164,592	142,088	$156,416	141,804	$144,936	141,358	$153,966	140,925	$150,776		140,782

Less:
Minority interest in Operating Partnership's share of diluted funds from operations after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	24,745	21,361	23,383	21,199	21,885	21,345	23,411	21,428	23,139		21,605

Company's share of diluted FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate (2)	$139,847	120,727	$133,033	120,605	$123,051	120,013	$130,555	119,497	$127,637		119,177

FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate - basic	$1.19		$1.14		$1.06		$1.13		$1.11

FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate - diluted	$1.16		$1.10		$1.03		$1.09		$1.07

(1)	Excludes approximately $12.1 million of income allocated to the holders of Series Two Preferred Units to account for their right to participate on an as-converted basis in the special dividend that followed previously completed sales of real estate.
(2)	Based on weighted average diluted shares for the quarter. Company's share for the quarter ended September 30, 2006, June 30, 2006, March 31, 2006, December 31, 2005 and September 30, 2005 was 84.97%, 85.05%, 84.90%, 84.79% and 84.65%, respectively.

Boston Properties, Inc.

Third Quarter 2006

Funds Available for Distribution (FAD)

(in thousands)

	Three Months Ended
	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005
Basic FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate (see page 9)	$162,680	$153,451	$141,826	$150,868	$147,576
2nd generation tenant improvements and leasing commissions	(23,372)	(29,566)	(17,459)	(26,663)	(19,582)
Straight-line rent	(12,841)	(11,723)	(13,155)	(13,596)	(12,287)
Recurring capital expenditures	(6,063)	(5,275)	(4,206)	(9,076)	(5,637)
Fair value interest adjustment	(231)	(881)	(824)	(821)	(818)
Fair value lease revenue (SFAS 141)	(1,111)	(492)	(417)	(293)	(294)
Hotel improvements, equipment upgrades and replacements	(505)	(1,988)	(4,263)	(1,860)	(1,539)
Non real estate depreciation	393	419	477	540	393
Stock-based compensation	1,950	1,982	2,548	1,749	1,548
Partners' share of joint venture 2nd generation tenant improvement and leasing commissions	19	4,380	—	1,128	1,476

Funds available for distribution to common shareholder and common unitholders (FAD)	$120,919	$110,307	$104,527	$101,976	$110,836

Interest Coverage Ratios

(in thousands, except for ratio amounts)

	Three Months Ended
	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005
Excluding Capitalized Interest

Income before minority interests and income from unconsolidated joint ventures	$88,901	$53,733	$75,240	$83,694	$81,035
Interest expense	73,571	78,449	74,817	74,804	75,700
Losses from early extinguishments of debt associated with the sales of real estate	—	31,444	—	—	—
Depreciation and amortization expense	71,548	67,912	66,847	66,290	65,717
Depreciation from joint ventures	2,253	2,280	2,304	2,174	2,188
Income from unconsolidated joint ventures	2,283	1,677	1,290	1,530	1,117
Discontinued operations - depreciation expense	—	—	—	63	190
Discontinued operations	—	—	—	869	890
Straight-line rent	(12,841)	(11,723)	(13,155)	(13,596)	(12,287)
Fair value lease revenue (SFAS 141)	(1,111)	(492)	(417)	(293)	(294)

Subtotal	224,604	223,280	206,926	215,535	214,256
Divided by:

Interest expense (1)	72,542	77,253	73,644	73,540	74,514

Interest Coverage Ratio	3.10	2.89	2.81	2.93	2.88

Including Capitalized Interest

Income before minority interests and income from unconsolidated joint ventures	$88,901	$53,733	$75,240	$83,694	$81,035
Interest expense	73,571	78,449	74,817	74,804	75,700
Losses from early extinguishments of debt associated with the sales of real estate	—	31,444	—	—	—
Depreciation and amortization expense	71,548	67,912	66,847	66,290	65,717
Depreciation from joint ventures	2,253	2,280	2,304	2,174	2,188
Income from unconsolidated joint ventures	2,283	1,677	1,290	1,530	1,117
Discontinued operations - depreciation expense	—	—	—	63	190
Discontinued operations	—	—	—	869	890
Straight-line rent	(12,841)	(11,723)	(13,155)	(13,596)	(12,287)
Fair value lease revenue (SFAS 141)	(1,111)	(492)	(417)	(293)	(294)

Subtotal	224,604	223,280	206,926	215,535	214,256
Divided by:

Interest expense (1) (2)	74,102	78,557	75,336	75,965	76,248

Interest Coverage Ratio	3.03	2.84	2.75	2.84	2.81

(1)	Excludes amortization of financing costs of $1,029, $1,196, $1,173, $1,264 and $1,186 for the quarters ended September 30, 2006, June 30, 2006, March 31, 2006, December 31, 2005 and September 30, 2005, respectively.
(2)	Includes capitalized interest of $1,560, $1,304, $1,692, $2,425 and $1,734 for the quarters ended September 30, 2006, June 30, 2006, March 31, 2006, December 31, 2005 and September 30, 2005, respectively.

Boston Properties, Inc.

Third Quarter 2006

DISCONTINUED OPERATIONS

(in thousands, unaudited)

Effective January 1, 2002, the Company adopted the provisions of SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." The Company's application of SFAS No. 144 results in the presentation of the net operating results of these qualifying properties sold or held for sale during 2005 and 2004 as income from discontinued operations for all periods presented. The following table summarizes income from discontinued operations (net of minority interest) for the three months ended September 30, 2006, June 30, 2006, March 31, 2006, December 31, 2005 and September 30, 2005, respectively.

	Three Months Ended
	30-Sep-06	30-Jun-06	31-Mar-06	31-Dec-05	30-Sep-05
Total Revenue (1)	$—	$—	$—	$2,031	$2,711
Expenses:
Operating	—	—	—	28	105
Hotel operating	—	—	—	1,071	1,526
Depreciation and amortization	—	—	—	63	190

Total Expenses	—	—	—	1,162	1,821
Income before minority interest in Operating Partnership	—	—	—	869	890
Minority interest in Operating Partnership	—	—	—	139	144

Income from discontinued operations (net of minority interest)	$—	$—	$—	$730	$746

Properties (2):				Residence Inn by Marriott®	Residence Inn by Marriott®
				40-46 Harvard Street	40-46 Harvard Street

(1)	The impact of the straight-line rent adjustment increased (decreased) revenue by $0, $0, $0, $0 and $(1) for the three months ended September 30, 2006, June 30, 2006, March 31, 2006, December 31, 2005 and September 30, 2005, respectively.
(2)	Discontinued operations does not include the operations of 280 Park Avenue and Embarcadero Center West Tower due to the Company’s continuing involvement in the management, for a fee, of these properties subsequent to the sales through agreements with the buyers.

Boston Properties, Inc.

Third Quarter 2006

CAPITAL STRUCTURE

Debt

(in thousands)

Aggregate Principal September 30, 2006

Mortgage Notes Payable	$2,811,953
Unsecured Line of Credit	—
Unsecured Senior Notes, net of discount	1,471,370
Unsecured Exchangeable Senior Notes	450,000

Total Debt	$4,733,323

Boston Properties Limited Partnership Unsecured Senior Notes

Settlement Date	5/22/03	3/18/03	1/17/03	12/13/02	Total/Average
Principal Amount	$250,000	$300,000	$175,000	$750,000	$1,475,000
Yield (on issue date)	5.075%	5.636%	6.280%	6.296%	5.95%
Coupon	5.000%	5.625%	6.250%	6.250%	5.91%
Discount	99.329%	99.898%	99.763%	99.650%	99.66%
Ratings:
Moody's	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)
S&P	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)
Fitch	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)
Maturity Date	6/1/2015	4/15/2015	1/15/2013	1/15/2013
Discount	$1,310	$237	$306	$1,777	$3,630

Unsecured Senior Notes, net of discount	$248,690	$299,763	$174,694	$748,223	$1,471,370

Boston Properties Limited Partnership Unsecured Exchangeable Senior Notes (1)

Settlement Date	4/6/2006
Principal Amount	$450,000	$450,000
Yield (on issue date)	3.750%	3.750%
First Optional Redemption Date	5/18/2013
Maturity Date	5/18/2036

Unsecured Senior Exchangeable Notes		$450,000

(1)	The initial exchange rate is equivalent to an initial exchange price of approximately $111.78 per share of Boston Properties, Inc.'s common stock.

Equity

(in thousands)

	SharesUnits Outstanding as of 9/30/2006	Common Stock Equivalents		Equivalent (2)

Common Stock	116,597	116,597	(3)	$12,049,134
Common Operating Partnership Units	21,556	21,556	(4)	2,227,597
Series Two Preferred Operating Partnership Units	1,739	2,282		235,822

Total Equity		140,435		$14,512,553

Total Debt				$4,733,323

Total Market Capitalization				$19,245,876

(2)	Value based on September 30, 2006 closing price of $103.34 per share of common stock.
(3)	Includes 164 shares of restricted stock.
(4)	Includes 519 long-term incentive plan units.

Boston Properties, Inc.

Third Quarter 2006

DEBT ANALYSIS

Debt Maturities and Principal Payments

(in thousands)

	2006	2007	2008	2009	2010	Thereafter	Total
Floating Rate Debt	$—	$—	$475,000	$—	$225,000	$—	$700,000
Fixed Rate Debt	11,344	178,126	797,794	184,450	130,625	2,730,984	4,033,323

Total Debt	$11,344	$178,126	$1,272,794	$184,450	$355,625	$2,730,984	$4,733,323

Weighted Average Floating Rate Debt	—	—	5.83%	—	5.63%	—	5.77%
Weighted Average Fixed Rate Debt	7.09%	6.59%	6.83%	7.10%	7.96%	5.34%	5.86%

Total Weighted Average Rate	7.09%	6.59%	6.46%	7.10%	6.49%	5.34%	5.85%

Unsecured Debt

Unsecured Line of Credit - Matures August 3, 2010

(in thousands)

Facility	Outstanding @ 9/30/2006		Letters of Credit	Remaining Capacity @ 9/30/2006

$605,000	$—	(1)	$17,062	$362,938	(1)

(1)	$225 million drawn on the unsecured line of credit is secured by 599 Lexington Avenue and is included under Mortgage Notes Payable.

Unsecured and Secured Debt Analysis

	% of Total Debt	Weighted Average Rate	Weighted Average Maturity

Unsecured Debt	40.59%	4.56%	7.0 years
Secured Debt	59.41%	6.72%	3.4 years

Total Debt	100.00%	5.85%	4.9 years

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Weighted Average Rate	Weighted Average Maturity

Floating Rate Debt	14.79%	5.77%	2.4 years
Fixed Rate Debt	85.21%	5.86%	5.3 years

Total Debt	100.00%	5.85%	4.9 years

Interest Rate Hedging Instruments (2)

(in thousands)

	Notional Amount	Weighted Average Treasury Rate	Effective Date	Maturity Date

Forward-starting interest rate swaps	$500,000	4.34%	2/1/2007	2/1/2017

(2)	The Company has entered into a series of interest rate hedges to lock in the 10-year treasury rate and 10-year swap spread in contemplation of obtaining long-term fixed rate financing to finance or refinance properties in the Company's existing portfolio.

Boston Properties, Inc.

Third Quarter 2006

DEBT MATURITIES AND PRINCIPAL PAYMENTS

(in thousands)

Property	2006	2007		2008	2009	2010		Thereafter	Total
Citigroup Center	$1,968	$8,223		$8,816	$9,453	$10,136		$456,898	$495,494
Times Square Tower	—	—		475,000	—	—		—	475,000
Embarcadero Center One and Two	1,409	5,877		278,912	—	—		—	286,198
Prudential Center	1,359	5,619		259,706	—	—		—	266,684
599 Lexington Avenue	—				—	225,000	(1)	—	225,000
Embarcadero Center Four	1,047	4,346		129,712	—	—		—	135,105
Embarcadero Center Three	684	132,726	(2)	—	—	—		—	133,410
Democracy Center	579	2,421		2,597	91,132	—		—	96,729
One Freedom Square	511	2,122		2,245	2,375	2,513		68,753	78,519
New Dominion Technology Park, Building Two	—	—		—	—	—		63,000	63,000
202, 206 & 214 Carnegie Center	201	845		916	994	56,306		—	59,262
140 Kendrick Street	354	1,466		1,549	1,637	1,730		52,119	58,855
1330 Connecticut Avenue	571	2,346		2,452	2,577	2,701		45,021	55,668
New Dominion Technology Park, Building One	2	1,379		1,481	1,594	1,715		49,249	55,420
Reservoir Place	463	1,572		1,666	48,592	—		—	52,293
504, 506 & 508 Carnegie Center	317	1,314		40,914	—	—		—	42,545
10 & 20 Burlington Mall Rd & 91 Hartwell	207	861		925	994	1,069		32,524	36,580
10 Cambridge Center	184	777		844	916	29,677		—	32,398
Sumner Square	154	645		694	747	804		24,691	27,735
1301 New York Avenue	394	1,651		1,781	21,628	—		—	25,454
Eight Cambridge Center	166	702		757	819	22,911		—	25,355
510 Carnegie Center	177	735		23,519	—	—		—	24,431
Reston Corporate Center	179	745		20,524	—	—		—	21,448
University Place	207	864		925	992	1,063		17,359	21,410
Bedford Business Park	211	890		16,859	—	—		—	17,960

	11,344	178,126		1,272,794	184,450	355,625		809,614	2,811,953

Unsecured Senior Notes	—	—		—	—	—		1,921,370	1,921,370
Unsecured Line of Credit	—	—		—	—	—		—	—

	$11,344	$178,126		$1,272,794	$184,450	$355,625		$2,730,984	$4,733,323

% of Total Debt	0.24%	3.76%		26.89%	3.90%	7.51%		57.70%	100.00%
Balloon Payments	$—	$132,726		$1,234,782	$158,698	$332,339		$2,670,097	$4,528,642
Scheduled Amortization	$11,344	$45,400		$38,012	$25,752	$23,286		$60,887	$204,681

(1)	In July 2005, the Company refinanced the debt on the property through a secured draw on the Company's revolving line of credit facility. The facility expires on August 3, 2010.
(2)	On October 2, 2006 the Company repaid the mortgage indebtedness secured by this property.

Boston Properties, Inc.

Third Quarter 2006

Senior Unsecured Debt Covenant Compliance Ratios

(in thousands)

In the fourth quarter of 2002 the Company's operating partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York, as trustee, as supplemented, which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the indenture.

This section presents such ratios as of September 30, 2006 to show that the Company's operating partnership was in compliance with the terms of the indenture, as amended, which has been filed with the SEC. This section also presents certain other indenture-related data which we believe assists investors in the Company's unsecured debt securities. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company's financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the indenture.

September 30, 2006
Total Assets:
Capitalized Property Value	$11,283,535
Cash and Cash Equivalents	1,049,026
Undeveloped Land, at Cost	210,336
Development in Process, at Cost (including Joint Venture %)	109,313

Total Assets	$12,652,210

Unencumbered Assets	$6,732,336

Secured Debt (Fixed and Variable) (1)	$2,790,878
Joint Venture Debt	221,026
Contingent Liabilities & Letters of Credit	23,903
Unsecured Debt (2)	1,925,000

Total Outstanding Debt	$4,960,807

Consolidated EBITDA:
Income before minority interests and income from unconsolidated joint ventures (per Consolidated Income Statement)	$88,901
Add: Interest Expense (per Consolidated Income Statement)	73,571
Add: Depreciation and Amortization (per Consolidated Income Statement)	71,548
Add: Loss from early extinguishment of debt	208

EBITDA	234,228
Add: Company share of unconsolidated joint venture EBITDA	7,028

Consolidated EBITDA	$241,256

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)	$73,571
Add: Company share of unconsolidated joint venture interest expense	3,606
Less: Amortization of financing costs	(1,029)
Less: Interest expense funded by construction loan draws	(184)

Adjusted Interest Expense	$75,964

Covenant Ratios and Related Data	Test	Actual
Total Outstanding Debt/Total Assets	Less than 60%	39.2%
Secured Debt/Total Assets	Less than 50%	23.8%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	3.18
Unencumbered Assets/ Unsecured Debt	Greater than 150%	349.7%

Unencumbered Consolidated EBITDA		$112,757

Unencumbered Interest Coverage (Unencumbered Consolidated EBITDA to Unsecured Interest Expense)		4.34

% of unencumbered Consolidated EBITDA to Consolidated EBITDA		46.7%

# of unencumbered properties		75

(1)	Excludes Fair Value Adjustment of $22,051.
(2)	Excludes Debt Discount of $3,734.

Boston Properties, Inc.

Third Quarter 2006

UNCONSOLIDATED JOINT VENTURES

Balance Sheet Information

(unaudited and in thousands)

as of September 30, 2006

	Market Square North	Metropolitan Square	265 Franklin Street	901 New York Avenue	Wisconsin Place (1)(2)	505 9th Street (1)	Value- Added Fund (3)	New York Land Venture (1)	Combined
Total Equity (4)	$7,066	$34,576	$337	$761	$5,991	$21,867	$10,371	$2,516	$83,485

Mortgage/Construction loans payable (4)	$45,313	$66,860	$—	$42,500	$13,879	$14,049	$26,625	$11,800	$221,026

BXP’s nominal ownership percentage	50.00%	51.00%	35.00%	25.00%	23.89%	50.00%	25.00%	50.00%

Results of Operations

(unaudited and in thousands)

for the three months ended September 30, 2006

	Market Square North	Metropolitan Square	265 Franklin Street	901 New York Avenue		Wisconsin Place (1)(2)	505 9th Street (1)	Value- Added Fund (3)	New York Land Venture (1)	Combined
REVENUE
Total revenue	$5,388	$8,279	$2,961	$6,435		$—	$—	$2,784	$—	$25,847	(5)

EXPENSES
Operating	1,801	2,818	1,090	1,097		—	—	894	25	7,725

SUBTOTAL	3,587	5,461	1,871	5,338		—	—	1,890	(25)	18,122

Interest	1,757	2,700	867	2,232		—	—	1,298	329	9,183
Depreciation and amortization	1,204	1,480	771	1,460		—	—	1,020	—	5,935

SUBTOTAL	2,961	4,180	1,638	3,692		—	—	2,318	329	15,118

Gains on sale of real estate	—	—	51,395	—		—	—	—	—	51,395
Losses from early extinguishment of debt	—	—	205	—		—	—	—	—	205

NET INCOME/(LOSS)	$626	$1,281	$51,423	$1,646		$—	$—	$(428)	$(354)	$54,194

BXP's share of net income/(loss)	$313	$653	$17,998	$1,343	(6)	$—	$—	$(107)	$—	$20,200
BXP's share of gains on sale of real estate	—	—	(17,989)	—		—	—	—	—	(17,989)
BXP's share of losses from early extinguishment of debt	—	—	72	—		—	—	—	—	72
BXP’s share of depreciation & amortization	602	755	270	371		—	—	255	—	2,253

BXP’s share of Funds from Operations (FFO)	$915	$1,408	$351	$1,714		$—	$—	$148	$—	$4,536

(1)	Property is currently not in service (i.e., under construction or undeveloped land).
(2)	Represents the Company’s interest in the joint venture entity that owns the land and infrastructure, as well as a nominal interest in the retail component of the project. The entity that will develop the office component of the project, of which the Company has a 66.67% interest, has been consolidated within the accounts of the Company.
(3)	For additional information on the Value-Added Fund, see page 19. Information presented includes costs which relate to the organization and operations of the Value-Added Fund.
(4)	Represents the Company’s share.
(5)	The net impact of the straight-line rent adjustment and fair value lease revenue (SFAS 141) increased (decreased) revenue by approximately $549 and ($360), respectively, for the three months ended September 30, 2006.
(6)	Reflects the changes in the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.

Boston Properties, Inc.

Third Quarter 2006

UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS (*)

Debt Maturities and Principal Payments by Property

(in thousands)

Property	2006	2007	2008	2009	2010	Thereafter	Total
Metropolitan Square (51%)	$232	$978	$1,061	$1,152	$63,437	$—	$66,860
Market Square North (50%)	257	1,081	1,167	1,260	41,548	—	45,313
901 New York Avenue (25%)	—	—	554	635	669	40,642	42,500
505 9th Street (50%)	—	—	—	—	—	14,049	14,049	(1)
Wisconsin Place (23.89%)	(31)	1,429	1,395	11,086		—	13,879	(2)
New York Land Venture (50%)	—	—	11,800	—	—	—	11,800

	$458	$3,488	$15,977	$14,133	$105,654	$54,691	$194,401

Weighted Average Rate (2)	7.95%	7.95%	7.55%	6.99%	8.00%	5.41%	7.15%

% of Total Debt	0.24%	1.79%	8.22%	7.27%	54.35%	28.13%	100.00%

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	15.84%	7.12%	1.8 years
Fixed Rate Debt	84.16%	7.16%	5.4 years

Total Debt	100.00%	7.15%	4.9 years

(*)	All amounts represent the Company’s share. Amounts exclude the Value-Added Fund, see page 19 for additional information on debt pertaining to the Value-Added Fund.
(1)	Amount represents outstanding construction financing under a $60.0 million loan commitment (of which the Company’s share is $30.0 million), which bears interest at a fixed rate of 5.73% per annum, and a $35.0 million loan commitment (of which the Company’s share is $17.5 million), which bears interest at a variable rate of LIBOR plus 1.25% per annum. The financing is convertible to a ten-year fixed rate loan in October 2007 at an interest rate of 5.73% per annum with a provision for an increase in the borrowing capacity by $35.0 million (of which the Company’s share would be $17.5 million). The conversion is subject to conditions which the Company expects to satisfy.
(2)	Approximately $10.1 million represents construction loan financing which matures in 2009. The remaining amount represents a seller financed non-interest bearing purchase money mortgage and includes adjustments to reflect the fair value of the note. The weighted-average interest rates exclude the impact of this loan.

Boston Properties, Inc.

Third Quarter 2006

Boston Properties Office Value-Added Fund, L.P.

On October 25, 2004, the Company formed Boston Properties Office Value-Added Fund, L.P. (the “Value-Added Fund”), a strategic partnership with third parties, to pursue the acquisition of value-added investments in non-core office assets within the Company’s existing markets. The Company intends to leverage its regional operating platform to source and acquire properties that will generate opportunity for value creation through repositioning, capital improvements and/or leasing strategies. The Value-Added Fund has total equity commitments of $140 million. The investment period expires on October 25, 2006. The Company will receive asset management, property management, leasing and redevelopment fees and, if certain return thresholds are achieved, will be entitled to an additional promoted interest.

The Company’s interest in the Value-Added Fund is 25%. The investment in the Value-Added Fund is not included in the Company’s portfolio information tables or any other portfolio level statistics.

Property Information

Property Name	Number of Buildings	Square Feet	Leased %	Annual Revenue per leased SF	Mortgage Notes Payable (1)
Worldgate Plaza, Herndon, VA	4	322,328	75.0%	$33.40	$14,250	(2)
300 Billerica Road, Chelmsford, MA	1	110,882	100.0%	7.14	1,875	(3)
Circle Star, San Carlos, CA	2	205,994	88.0%	46.46	10,500	(4)

Total	7	639,204	83.5%	$32.37	$26,625

Results of Operations

(unaudited and in thousands)

for the three months ended September 30, 2006

Value-Added Fund
REVENUE

Total revenue (5)	$2,784

EXPENSES
Operating	894

SUBTOTAL	1,890

Interest	1,298
Depreciation and amortization	1,020

NET LOSS	$(428)

Company’s share of net loss	$(107)
Company’s share of depreciation & amortization	255

Company’s share of Funds from Operations (FFO)	$148

The Company’s Equity in the Value-Added Fund	$10,371

(1)	Represents the Company’s share.
(2)	The mortgage bears interest at LIBOR plus 0.89% per annum and matures December 1, 2007 with two one-year extension options. As of September 30, 2006, the interest rate was 6.22% per annum.
(3)	The mortgage bears interest at a fixed rate of 5.69% and matures on January 1, 2016.
(4)	The mortgage bears interest at a fixed rate of 6.57% and matures on September 1, 2013.
(5)	The net impact of the straight-line rent adjustment and fair value lease revenue (SFAS 141) increased (decreased) revenue by approximately $90 and ($360), respectively for the three months ended September 30, 2006.

Boston Properties, Inc.

Third Quarter 2006

PORTFOLIO OVERVIEW

Rentable Square Footage and Percentage of Consolidated Net Operating Income of In-Service Properties by Location and Type of Property for the Quarter Ended September 30, 2006 (1) (2)

Geographic Area	Square Feet Office (3)		% of NOI Office (4)	Square Feet Office/ Technical	% of NOI Office/ Technical (4)	Square Feet Total (3)		Square Feet % of Total	% of NOI Hotel (4)	% of NOI Total (4)
Greater Boston	7,689,180		20.8%	776,234	2.3%	8,465,414		27.5%	2.7%	25.8%
Greater Washington	7,781,784	(5)	17.9%	858,583	1.4%	8,640,367	(5)	28.1%	—	19.3%
Greater San Francisco	4,758,102		13.0%	—	—	4,758,102		15.4%	—	13.0%
Midtown Manhattan	6,617,112		38.0%	—	—	6,617,112		21.5%	—	38.0%
Princeton/East Brunswick, NJ	2,319,712		3.9%	—	—	2,319,712		7.5%	—	3.9%

	29,165,890		93.6%	1,634,817	3.7%	30,800,707		100.0%	2.7%	100.0%

% of Total	94.7%			5.3%		100.0%

Percentage of Net Operating Income of In-Service Properties

by Location and Type of Property (2) (4)

Geographic Area	CBD	Suburban	Total
Greater Boston	18.4%	7.4%	25.8%
Greater Washington	6.3%	13.0%	19.3%
Greater San Francisco	10.9%	2.1%	13.0%
Midtown Manhattan	38.0%	—	38.0%
Princeton/East Brunswick, NJ	—	3.9%	3.9%

Total	73.6%	26.4%	100.0%

Hotel Properties

	Number of Rooms	Square Feet
Hotel Properties
Long Wharf Marriott, Boston, MA	402	420,000
Cambridge Center Marriott, Cambridge, MA	431	330,400

Total Hotel Properties	833	750,400

Structured Parking

	Number of Spaces	Square Feet
Total Structured Parking	31,709	9,720,288

(1)	For disclosures relating to our definition of In-Service Properties, see page 51.
(2)	Net Operating Income is a non-GAAP financial measure. For a quantitative reconciliation of consolidated NOI to net income available to common shareholders, see page 44. For disclosures relating to our use of NOI see page 51. NOI from unconsolidated joint ventures has been excluded from consolidated NOI.
(3)	Includes approximately 1,300,000 square feet of retail space.
(4)	The calculation for percentage of Net Operating Income excludes termination income.
(5)	Includes 586,478 square feet at Metropolitan Square which is 51% owned by Boston Properties, 401,279 square feet at Market Square North which is 50% owned by Boston Properties and 539,229 square feet at 901 New York Avenue which is 25% owned by Boston Properties.

Boston Properties, Inc.

Third Quarter 2006

In-Service Property Listing

as of September 30, 2006

					Annualized	Encumbered		Central
					Revenue	with secured		Business
		Number of			Per	debt		District (CBD) or
	Sub Market	Buildings	Square Feet	Leased%	Leased SF	(Y/N)		Suburban (S)
Greater Boston
Office
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,183,449	88.0%	$38.03	Y		CBD
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	857,386	100.0%	51.32	N		CBD
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	505,939	95.5%	37.23	Y		CBD
The Shops at the Prudential Center	CBD Boston MA	1	494,178	93.6%	65.82	Y	(1)	CBD
Shaws Supermarket at the Prudential Center	CBD Boston MA	1	57,235	100.0%	50.50	N		CBD
One Cambridge Center	East Cambridge MA	1	215,385	77.7%	40.72	N		CBD
Three Cambridge Center	East Cambridge MA	1	108,152	100.0%	28.94	N		CBD
Eight Cambridge Center	East Cambridge MA	1	177,226	100.0%	35.39	Y		CBD
Ten Cambridge Center	East Cambridge MA	1	152,664	100.0%	37.00	Y		CBD
Eleven Cambridge Center	East Cambridge MA	1	79,616	100.0%	51.92	N		CBD
University Place	Mid-Cambridge MA	1	195,282	100.0%	38.57	Y		CBD
Reservoir Place	Route 128 Mass Turnpike MA	1	526,998	87.3%	31.37	Y		S
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	97.5%	30.49	N		S
140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	100.0%	29.17	Y		S
(2) Prospect Place	Route 128 Mass Turnpike MA	1	297,287	69.0%	27.13	N		S
Waltham Office Center	Route 128 Mass Turnpike MA	3	129,041	92.3%	28.63	N		S
195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	53.00	N		S
200 West Street	Route 128 Mass Turnpike MA	1	248,311	92.1%	33.34	N		S
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	306,789	98.1%	34.21	N		S
10 & 20 Burlington Mall Road	Route 128 Northwest MA	2	153,048	92.0%	22.10	Y		S
Bedford Business Park	Route 128 Northwest MA	1	89,961	16.3%	20.67	Y		S
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	29.84	N		S
91 Hartwell Avenue	Route 128 Northwest MA	1	121,425	100.0%	24.41	Y		S
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	53.22	N		S
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	21.04	N		S
33 Hayden Avenue	Route 128 Northwest MA	1	80,128	100.0%	30.70	N		S
Lexington Office Park	Route 128 Northwest MA	2	166,689	95.1%	24.00	N		S
191 Spring Street	Route 128 Northwest MA	1	158,900	100.0%	29.57	N		S
181 Spring Street	Route 128 Northwest MA	1	55,793	89.8%	31.52	N		S
201 Spring Street	Route 128 Northwest MA	1	102,500	100.0%	36.63	N		S
40 Shattuck Road	Route 128 Northwest MA	1	120,000	95.6%	28.33	N		S
Quorum Office Park	Route 128 Northwest MA	2	259,918	100.0%	21.27	N		S
Newport Office Park	Route 128 South MA	1	171,957	100.0%	20.70	N		S

		40	7,689,180	92.9%	$37.30

Office/Technical
(2) Seven Cambridge Center	East Cambridge MA	1	231,028	100.0%	76.31	N		CBD
Fourteen Cambridge Center	East Cambridge MA	1	67,362	100.0%	22.19	N		CBD
Bedford Business Park	Route 128 Northwest MA	2	383,704	33.9%	19.06	Y		S
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	15.00	N		S
164 Lexington Road	Route 128 Northwest MA	1	64,140	100.0%	12.50	N		S

		6	776,234	67.3%	$43.74

Total Greater Boston:		46	8,465,414	90.5%	$37.74

Boston Properties, Inc.

Third Quarter 2006

In-Service Property Listing (continued)

as of September 30, 2006

					Annualized	Encumbered	Central
					Revenue	with secured	Business
		Number of			Per	debt	District (CBD) or
	Sub Market	Buildings	Square Feet	Leased%	Leased SF	(Y/N)	Suburban (S)
Greater Washington, DC
Office
(2) Capital Gallery	Southwest Washington DC	1	614,467	79.6%	$41.07	Y	CBD
500 E Street, S. W.	Southwest Washington DC	1	246,057	100.0%	34.83	N	CBD
Metropolitan Square (51% ownership)	East End Washington DC	1	586,478	100.0%	44.50	N	CBD
1301 New York Avenue	East End Washington DC	1	188,358	100.0%	30.92	Y	CBD
Market Square North (50% ownership)	East End Washington DC	1	401,279	100.0%	51.00	Y	CBD
901 New York Avenue (25% ownership)	CBD Washington DC	1	539,229	99.4%	51.55	Y	CBD
1333 New Hampshire Avenue	CBD Washington DC	1	315,371	100.0%	43.93	N	CBD
1330 Connecticut Avenue	CBD Washington DC	1	252,136	99.6%	49.52	Y	CBD
Sumner Square	CBD Washington DC	1	208,665	88.9%	40.67	Y	CBD
Democracy Center	Montgomery County MD	3	685,804	79.7%	32.33	Y	S
Montvale Center	Montgomery County MD	1	122,737	89.1%	24.59	Y	S
2600 Tower Oaks Boulevard	Montgomery County MD	1	178,887	100.0%	38.10	N	S
Orbital Sciences 1,2&3	Loudoun County	3	337,228	100.0%	25.76	N	S
One Freedom Square	Fairfax County VA	1	414,207	100.0%	34.45	Y	S
Two Freedom Square	Fairfax County VA	1	421,676	100.0%	38.25	N	S
One Reston Overlook	Fairfax County VA	1	312,685	100.0%	26.11	N	S
Two Reston Overlook	Fairfax County VA	1	134,317	90.4%	27.36	N	S
One and Two Discovery Square	Fairfax County VA	2	367,018	100.0%	39.07	N	S
New Dominion Technology Park - Building One	Fairfax County VA	1	235,201	100.0%	32.01	Y	S
New Dominion Technology Park - Building Two	Fairfax County VA	1	257,400	100.0%	40.70	Y	S
Reston Corporate Center	Fairfax County VA	2	261,046	100.0%	30.90	Y	S
(2) 12290 Sunrise Valley	Fairfax County VA	1	182,424	100.0%	33.20	N	S
12300 Sunrise Valley	Fairfax County VA	1	255,244	100.0%	33.45	N	S
12310 Sunrise Valley	Fairfax County VA	1	263,870	100.0%	32.24	N	S

		30	7,781,784	95.9%	$38.02

Office/Technical
Broad Run Business Park	Loudoun County	1	128,646	100.0%	19.24	N	S
7435 Boston Boulevard	Fairfax County VA	1	103,557	100.0%	18.90	N	S
7451 Boston Boulevard	Fairfax County VA	1	47,001	100.0%	21.39	N	S
7450 Boston Boulevard	Fairfax County VA	1	62,402	100.0%	19.41	N	S
7374 Boston Boulevard	Fairfax County VA	1	57,321	100.0%	15.53	N	S
8000 Grainger Court	Fairfax County VA	1	88,775	100.0%	16.92	N	S
7500 Boston Boulevard	Fairfax County VA	1	79,971	100.0%	14.92	N	S
7501 Boston Boulevard	Fairfax County VA	1	75,756	100.0%	23.90	N	S
7601 Boston Boulevard	Fairfax County VA	1	103,750	100.0%	14.31	N	S
7375 Boston Boulevard	Fairfax County VA	1	26,865	100.0%	19.62	N	S
8000 Corporate Court	Fairfax County VA	1	52,539	100.0%	16.44	N	S
7300 Boston Boulevard	Fairfax County VA	1	32,000	100.0%	24.66	N	S

		12	858,583	100.0%	$18.30

Total Greater Washington:		42	8,640,367	96.3%	$35.99

Boston Properties, Inc.

Third Quarter 2006

In-Service Property Listing (continued)

as of September 30, 2006

					Annualized	Encumbered		Central
					Revenue	with secured		Business
		Number of			Per	debt		District (CBD) or
	Sub Market	Buildings	Square Feet	Leased%	Leased SF	(Y/N)		Suburban (S)
Midtown Manhattan
Office
599 Lexington Avenue	Park Avenue NY	1	1,016,218	100.0%	$67.69	Y	(3)	CBD
Citigroup Center	Park Avenue NY	1	1,569,671	99.9%	66.84	Y		CBD
399 Park Avenue	Park Avenue NY	1	1,690,657	100.0%	74.78	N		CBD
Times Square Tower	Times Square NY	1	1,238,787	99.6%	61.76	Y		CBD
5 Times Square	Times Square NY	1	1,101,779	100.0%	54.97	N		CBD

Total Midtown Manhattan:		5	6,617,112	99.9%	$66.08

Princeton/East Brunswick, NJ
Office
101 Carnegie Center	Princeton NJ	1	123,659	100.0%	$26.69	N		S
104 Carnegie Center	Princeton NJ	1	102,830	88.4%	31.21	N		S
105 Carnegie Center	Princeton NJ	1	70,029	81.1%	29.19	N		S
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	28.38	N		S
202 Carnegie Center	Princeton NJ	1	128,705	82.3%	29.90	Y		S
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	30.81	Y		S
210 Carnegie Center	Princeton NJ	1	161,776	74.5%	32.11	N		S
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	29.34	N		S
212 Carnegie Center	Princeton NJ	1	149,398	98.6%	35.01	N		S
214 Carnegie Center	Princeton NJ	1	150,774	76.8%	31.00	Y		S
302 Carnegie Center	Princeton NJ	1	64,726	100.0%	34.89	N		S
502 Carnegie Center	Princeton NJ	1	116,855	93.4%	33.55	N		S
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	30.85	Y		S
506 Carnegie Center	Princeton NJ	1	136,213	100.0%	35.19	Y		S
508 Carnegie Center	Princeton NJ	1	131,085	100.0%	30.00	Y		S
510 Carnegie Center	Princeton NJ	1	234,160	100.0%	25.00	Y		S
One Tower Center	East Brunswick NJ	1	412,224	64.9%	36.19	N		S

Total Princeton/East Brunswick, NJ:		16	2,319,712	88.0%	$31.39

Greater San Francisco
Office
Embarcadero Center One	CBD San Francisco CA	1	819,320	75.2%	$45.17	Y		CBD
Embarcadero Center Two	CBD San Francisco CA	1	770,231	88.2%	46.48	Y		CBD
Embarcadero Center Three	CBD San Francisco CA	1	770,972	90.6%	40.69	Y		CBD
Embarcadero Center Four	CBD San Francisco CA	1	933,902	93.0%	57.47	Y		CBD
611 Gateway	South San Francisco CA	1	256,302	100.0%	31.04	N		S
601 and 651 Gateway	South San Francisco CA	2	505,938	87.7%	26.39	N		S
(2) 303 Almaden	San Jose, CA	1	157,537	100.0%	$26.90	N		CBD
(2) 3200 Zanker Road	San Jose, CA	4	543,900	100.0%	$11.93	N		S

Total Greater San Francisco:		12	4,758,102	89.6%	$39.43

Total In-Service Properties:		121	30,800,707	93.8%	$43.53

(1)	93,797 square feet of space is unencumbered.
(2)	Not included in same property analysis.
(3)	The mortgage loan secured by 599 Lexington Avenue was refinanced through a secured draw on the Company's revolving line of credit facility, which facility expires on August 3, 2010.

Boston Properties, Inc.

Third Quarter 2006

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS BY SQUARE FEET LEASED

Tenant		Sq. Ft.		% of Portfolio
1	US Government	1,624,697	(1)	5.27%
2	Lockheed Martin	1,294,292		4.20%
3	Ernst & Young	1,164,969		3.78%
4	Citibank NA	1,127,213		3.66%
5	Shearman & Sterling	562,808		1.83%
6	Genentech	553,799		1.80%
7	Gillette	484,051		1.57%
8	Lehman Brothers	436,723		1.42%
9	Kirkland & Ellis	425,816	(2)	1.38%
10	Parametric Technology	380,987		1.24%
11	Washington Group International	365,245		1.19%
12	Finnegan Henderson Farabow	349,146	(3)	1.13%
13	Ann Taylor	338,942		1.10%
14	Orbital Sciences	337,228		1.09%
15	Northrop Grumman	327,677		1.06%
16	Bingham McCutchen	291,415		0.95%
17	Akin Gump Strauss Hauer & Feld	290,132		0.94%
18	MIT	276,851		0.90%
19	O’Melveny & Myers	268,733		0.87%
20	Accenture	263,878		0.86%

	Total % of Portfolio Square Feet			36.25%
	Total % of Portfolio Revenue			39.41%

TENANT DIVERSIFICATION (GROSS RENT) *

*	The classification of the Company’s tenants is based on the U.S. Government’s North American Industry Classification System (NAICS), which has replaced the Standard Industrial Classification (SIC) system.

Major Future Signed Deals

Tenant	Property	Sq. Ft.
DLA Piper Rudnick Gray Cary US LLP	505 9th Street	231,748	(4)

(1)	Includes 96,660 square feet of space in properties in which Boston Properties has a 51% and 50% interest.
(2)	Includes 156,576 square feet of space in a property in which Boston Properties has a 51% interest.
(3)	Includes 251,941 square feet of space in a property in which Boston Properties has a 25% interest.
(4)	Property is currently in development. Boston Properties has a 50% interest in this property.

Boston Properties, Inc.

Third Quarter 2006

IN-SERVICE OFFICE PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2006	237,960	$10,536,112	$44.28	$10,634,551	$44.69	0.85%
2007	1,435,511	57,132,126	39.80	57,291,233	39.91	5.15%
2008	1,462,367	60,783,596	41.57	62,096,823	42.46	5.25%
2009	2,571,613	96,460,905	37.51	101,249,376	39.37	9.23%
2010	2,449,619	89,981,430	36.73	95,211,084	38.87	8.79%
2011	2,715,116	111,894,777	41.21	119,978,201	44.19	9.75%
2012	2,166,758	88,166,728	40.69	95,870,726	44.25	7.78%
2013	601,741	25,006,659	41.56	30,581,723	50.82	2.16%
2014	1,862,973	63,631,352	34.16	71,172,605	38.20	6.69%
2015	1,452,134	53,297,909	36.70	62,054,837	42.73	5.21%
Thereafter	8,942,759	475,177,894	53.14	570,741,921	63.82	32.10%

Occupancy By Location*

	CBD		Suburban		Total
Location	30-Sep-06	30-Sep-05	30-Sep-06	30-Sep-05	30-Sep-06	30-Sep-05
Midtown Manhattan	99.9%	97.6%	n/a	n/a	99.9%	97.6%
Greater Boston	93.9%	93.6%	91.7%	90.2%	92.9%	92.1%
Greater Washington	95.4%	98.8%	96.3%	96.9%	95.9%	97.6%
Greater San Francisco	87.5%	88.2%	95.2%	74.7%	89.6%	85.9%
Princeton/East Brunswick, NJ	n/a	n/a	88.0%	86.7%	88.0%	86.7%

Total Portfolio	95.2%	95.0%	93.1%	91.0%	94.4%	93.5%

*	Includes approximately 1,300,000 square feet of retail space.

Boston Properties, Inc.

Third Quarter 2006

IN-SERVICE OFFICE/TECHNICAL PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2006	13,408	$266,032	$19.84	$266,032	$19.84	0.82%
2007	269,850	4,999,940	18.53	5,039,207	18.67	16.51%
2008	70,440	1,402,747	19.91	1,441,110	20.46	4.31%
2009	78,908	1,586,474	20.11	1,666,038	21.11	4.83%
2010	132,510	2,056,944	15.52	2,122,930	16.02	8.11%
2011	57,321	890,329	15.53	890,329	15.53	3.51%
2012	124,412	2,684,274	21.58	2,828,601	22.74	7.61%
2013	80,000	1,490,745	18.63	1,570,745	19.63	4.89%
2014	285,972	5,215,404	18.24	5,898,872	20.63	17.49%
2015	—	—	—	—	—	—
Thereafter	225,532	17,481,094	77.51	17,781,051	78.84	13.80%

Occupancy By Location

	CBD		Suburban		Total
Location	30-Sep-06	30-Sep-05	30-Sep-06	30-Sep-05	30-Sep-06	30-Sep-05
Midtown Manhattan	n/a	n/a	n/a	n/a	n/a	n/a
Greater Boston	100.0%	100.0%	46.9%	100.0%	67.3%	100.0%
Greater Washington	n/a	n/a	100.0%	96.1%	100.0%	96.1%
Greater San Francisco	n/a	n/a	n/a	n/a	n/a	n/a
Princeton/East Brunswick, NJ	n/a	n/a	n/a	n/a	n/a	n/a

Total Portfolio	100.0%	100.0%	81.0%	97.5%	84.5%	97.6%

Boston Properties, Inc.

Third Quarter 2006

IN-SERVICE RETAIL PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.		Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.		Percentage of Total Square Feet

2006	8,899	$1,046,303	$117.58	(1)	$1,084,883	$121.91	(1)	0.72%
2007	51,408	$3,732,028	72.60	(2)	$3,855,845	75.00	(2)	4.14%
2008	67,961	$4,121,332	60.64		$4,133,724	60.82		5.47%
2009	65,903	$3,198,495	48.53		$3,250,949	49.33		5.30%
2010	99,548	$3,438,905	34.55		$3,556,815	35.73		8.01%
2011	67,983	$4,016,149	59.08		$4,445,908	65.40		5.47%
2012	97,737	$5,079,981	51.98		$5,467,984	55.95		7.86%
2013	64,052	$5,755,277	89.85		$6,222,950	97.15		5.15%
2014	49,237	$4,393,115	89.22		$4,940,481	100.34		3.96%
2015	84,728	$8,174,054	96.47		$8,827,770	104.19		6.82%
Thereafter	585,467	$34,138,690	58.31		$42,438,561	72.49		47.10%

(1)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $36.11 and $36.11 in 2006.
(2)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $55.55 and $59.72 in 2007.

Boston Properties, Inc.

Third Quarter 2006

GRAND TOTAL OF ALL

IN-SERVICE PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2006	260,267	$11,848,447	$45.52	$11,985,466	$46.05	0.8%
2007	1,756,769	65,864,094	37.49	66,186,284	37.68	5.7%
2008	1,600,768	66,307,676	41.42	67,671,657	42.27	5.2%
2009	2,716,424	101,245,873	37.27	106,166,364	39.08	8.8%
2010	2,681,677	95,477,279	35.60	100,890,829	37.62	8.7%
2011	2,840,420	116,801,255	41.12	125,314,438	44.12	9.2%
2012	2,388,907	95,930,982	40.16	104,167,312	43.60	7.8%
2013	745,793	32,252,682	43.25	38,375,418	51.46	2.4%
2014	2,198,182	73,239,870	33.32	82,011,957	37.31	7.1%
2015	1,536,862	61,471,963	40.00	70,882,606	46.12	5.0%
Thereafter	9,753,758	526,797,677	54.01	630,961,534	64.69	31.7%

Occupancy By Location

	CBD		Suburban		Total
Location	30-Sep-06	30-Sep-05	30-Sep-06	30-Sep-05	30-Sep-06	30-Sep-05
Midtown Manhattan	99.9%	97.6%	n/a	n/a	99.9%	97.6%
Greater Boston	94.4%	93.7%	86.6%	88.0%	90.5%	91.0%
Greater Washington	95.4%	98.8%	96.9%	96.7%	96.3%	97.5%
Greater San Francisco	87.5%	88.2%	95.2%	74.7%	89.6%	85.9%
Princeton/East Brunswick, NJ	n/a	n/a	88.0%	86.7%	88.0%	86.7%

Total Portfolio	95.3%	95.0%	91.9%	90.6%	93.8%	93.3%

Boston Properties, Inc.

Third Quarter 2006

IN-SERVICE GREATER BOSTON PROPERTIES

Lease Expirations - Greater Boston

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2006	68,785	$2,074,057	$30.15	$2,075,970	$30.18	—	$—	$—	$—	$—
2007	510,634	19,425,895	38.04	19,527,288	38.24	144,140	2,238,817	15.53	2,270,887	15.75
2008	640,980	20,244,772	31.58	20,721,538	32.33	—	—	—	—	—
2009	1,342,647	48,120,352	35.84	51,601,694	38.43	—	—	—	—	—
2010	401,255	12,790,220	31.88	13,344,452	33.26	—	—	—	—	—
2011	1,272,244	47,538,465	37.37	51,462,739	40.45	—	—	—	—	—
2012	822,808	29,859,124	36.29	31,552,193	38.35	72,362	1,684,295	23.28	1,850,860	25.58
2013	223,625	10,434,025	46.66	11,481,534	51.34	80,000	1,490,745	18.63	1,570,745	19.63
2014	521,365	19,087,397	36.61	20,277,262	38.89	—	—	—	—	—
2015	192,972	7,558,298	39.17	8,168,954	42.33	—	—	—	—	—
Thereafter	386,720	13,260,906	34.29	16,984,318	43.92	225,532	17,481,094	77.51	17,781,051	78.84

	Retail						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2006	182	$770,540	$4,233.74	$809,120	$4,445.71	(1)	68,967	$2,844,597	$41.25	$2,885,090	$41.83
2007	10,323	1,797,067	174.08	1,681,783	162.92	(2)	665,097	23,461,779	35.28	23,479,958	35.30
2008	13,645	1,457,549	106.82	1,406,410	103.07		654,625	21,702,321	33.15	22,127,947	33.80
2009	9,543	1,076,177	112.77	1,085,285	113.73		1,352,190	49,196,529	36.38	52,686,980	38.96
2010	41,291	739,345	17.91	739,345	17.91		442,546	13,529,565	30.57	14,083,797	31.82
2011	18,096	1,159,451	64.07	1,297,718	71.71		1,290,340	48,697,916	37.74	52,760,457	40.89
2012	53,229	2,206,561	41.45	2,250,765	42.28		948,399	33,749,980	35.59	35,653,817	37.59
2013	22,362	2,939,811	131.46	3,063,979	137.02		325,987	14,864,581	45.60	16,116,258	49.44
2014	19,902	2,235,078	112.30	2,394,623	120.32		541,267	21,322,476	39.39	22,671,885	41.89
2015	43,651	5,919,400	135.61	6,242,245	143.00		236,623	13,477,698	56.96	14,411,199	60.90
Thereafter	391,070	15,158,540	38.76	17,516,442	44.79		1,003,322	45,900,540	45.75	52,281,811	52.11

(1)	Excluding kiosks with one square feet at the Prudential Center, current and future expiring rents would be $362.57 and $362.57 in 2006.
(2)	Excluding kiosks with one square feet at the Prudential Center, current and future expiring rents would be $89.26 and $86.84 in 2007.

Boston Properties, Inc.

Third Quarter 2006

IN-SERVICE GREATER BOSTON PROPERTIES

Quarterly Lease Expirations - Greater Boston

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2006	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2006	—	—	—	—	—		—	—	—	—	—
Q3 2006	—	—	—	—	—		—	—	—	—	—
Q4 2006	68,785	2,074,057	30.15	2,075,970	30.18		—	—	—	—	—

Total 2006	68,785	$2,074,057	$30.15	$2,075,970	$30.18		—	—	—	—	—

Q1 2007	67,987	$2,561,505	$37.68	$2,561,505	$37.68		—	$—	$—	$—	$—
Q2 2007	164,007	5,924,664	36.12	5,933,665	36.18		—	—	—	—	—
Q3 2007	78,876	3,221,411	40.84	3,221,411	40.84		144,140	2,238,817	15.53	2,270,887	15.75
Q4 2007	199,764	7,718,315	38.64	7,810,707	39.10		—	—	—	—	—

Total 2007	510,634	$19,425,895	$38.04	$19,527,288	$38.24		144,140	2,238,817	15.53	2,270,887	15.75

	Retail						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2006	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2006	—	—	—	—	—		—	—	—	—	—
Q3 2006	—	—	—	—	—		—	—	—	—	—
Q4 2006	182	770,540	4,233.74	809,120	4,445.71		68,967	2,844,597	41.25	2,885,090	41.83

Total 2006	182	770,540	$4,233.74	$809,120	$4,445.71	(1)	68,967	$2,844,597	$41.25	$2,885,090	$41.83

Q1 2007	8,391	$778,537.32	$92.78	704,737	$83.99		76,378	$3,340,042	$43.73	$3,266,242	$42.76
Q2 2007	1,702	744,058	437.17	710,674	417.55		165,709	6,668,722	40.24	6,644,339	40.10
Q3 2007	4	232,896	58,224.00	224,796	56,199.00		223,020	5,693,124	25.53	5,717,094	25.63
Q4 2007	226	41,575	183.96	41,575	183.96		199,990	7,759,890	38.80	7,852,282	39.26

Total 2007	10,323	$1,797,066.60	$174.08	$1,681,782.60	$162.92	(2)	665,097	$23,461,779	$35.28	$23,479,958	$35.30

(1)	Excluding kiosks with one square feet at the Prudential Center, current and future expiring rents would be $362.57 and $362.57 in 2006.
(2)	Excluding kiosks with one square feet at the Prudential Center, current and future expiring rents would be $89.26 and $86.84 in 2007.

Boston Properties, Inc.

Third Quarter 2006

IN-SERVICE GREATER WASHINGTON PROPERTIES

Lease Expirations - Greater Washington

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	21,960	$593,093	$27.01	$593,093	$27.01	13,408	$266,032	$19.84	$266,032	$19.84
2007	155,535	5,833,833	37.51	5,866,213	37.72	125,710	2,761,122	21.96	2,768,319	22.02
2008	154,823	5,392,275	34.83	5,579,401	36.04	70,440	1,402,747	19.91	1,441,110	20.46
2009	706,062	24,699,406	34.98	25,344,323	35.90	78,908	1,586,474	20.11	1,666,038	21.11
2010	921,612	36,695,872	39.82	39,096,850	42.42	132,510	2,056,944	15.52	2,122,930	16.02
2011	758,397	26,527,681	34.98	29,499,337	38.90	57,321	890,329	15.53	890,329	15.53
2012	998,972	36,349,592	36.39	40,304,847	40.35	52,050	999,979	19.21	977,741	18.78
2013	65,364	1,950,940	29.85	2,271,411	34.75	—	—	—	—	—
2014	426,087	15,780,135	37.04	18,621,766	43.70	285,972	5,215,404	18.24	5,898,872	20.63
2015	710,870	27,047,073	38.05	32,225,757	45.33	—	—	—	—	—
Thereafter	2,210,942	92,003,758	41.61	110,882,998	50.15	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	8	$40	$5.00	$40	$5.00	35,376	$859,165	$24.29	$859,165	$24.29
2007	11,014	330,367	30.00	334,563	30.38	292,259	8,925,322	30.54	8,969,096	30.69
2008	18,152	772,376	42.55	793,255	43.70	243,415	7,567,399	31.09	7,813,766	32.10
2009	25,675	741,939	28.90	769,305	29.96	810,645	27,027,819	33.34	27,779,667	34.27
2010	20,590	797,491	38.73	865,754	42.05	1,074,712	39,550,307	36.80	42,085,534	39.16
2011	18,533	839,177	45.28	863,822	46.61	834,251	28,257,187	33.87	31,253,489	37.46
2012	7,519	173,706	23.10	195,877	26.05	1,058,541	37,523,277	35.45	41,478,466	39.18
2013	13,377	631,805	47.23	734,208	54.89	78,741	2,582,745	32.80	3,005,618	38.17
2014	9,602	419,396	43.68	495,769	51.63	721,661	21,414,934	29.67	25,016,407	34.67
2015	17,701	769,520	43.47	905,823	51.17	728,571	27,816,594	38.18	33,131,580	45.47
Thereafter	35,625	1,318,369	37.01	1,803,732	50.63	2,246,567	93,322,127	41.54	112,686,730	50.16

Boston Properties, Inc.

Third Quarter 2006

IN-SERVICE GREATER WASHINGTON PROPERTIES

Quarterly Lease Expirations - Greater Washington

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2006	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2006	—	—	—	—	—	—	—	—	—	—
Q3 2006	—	—	—	—	—	—	—	—	—	—
Q4 2006	21,960	593,093	27.01	593,093	27.01	13,408	266,032	19.84	266,032	19.84

Total 2006	21,960	$593,093	$27.01	$593,093	$27.01	13,408	$266,032	$19.84	$266,032	$19.84

Q1 2007	13,083	$437,764	$33.46	$437,764	$33.46	—	$—	$—	$—	$—
Q2 2007	49,023	1,978,304	40.35	1,978,304	40.35	14,338	225,545	15.73	225,545	15.73
Q3 2007	71,450	2,652,141	37.12	2,662,554	37.26	—	—	—	—	—
Q4 2007	21,979	765,623	34.83	787,591	35.83	111,372	2,535,577	22.77	2,542,774	22.83

Total 2007	155,535	$5,833,833	$37.51	$5,866,213	$37.72	125,710	$2,761,122	$21.96	$2,768,319	$22.02

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2006	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2006	—	—	—	—	—	—	—	—	—	—
Q3 2006	—	—	—	—	—	—	—	—	—	—
Q4 2006	8	40	5.00	40	5.00	35,376	859,165	24.29	859,165	24.29

Total 2006	8	$40	$5.00	40	$5.00	35,376	$859,165	$24.29	859,165	$24.29

Q1 2007	752	$26,436	$35.15	$26,436	$35.15	13,835	$464,201	$33.55	$464,201	$33.55
Q2 2007	5,797	70,847	12.22	70,847	12.22	69,158	2,274,696	32.89	2,274,696	32.89
Q3 2007	—	—	—	—	—	71,450	2,652,141	37.12	2,662,554	37.26
Q4 2007	4,465	233,084	52.20	237,280	53.14	137,816	3,534,284	25.64	3,567,645	25.89

Total 2007	11,014	$330,367	$30.00	$334,563	$30.38	292,259	$8,925,322	$30.54	$8,969,096	$30.69

Boston Properties, Inc.

Third Quarter 2006

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Lease Expirations - Greater San Francisco

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	103,267	$5,511,574	$53.37	$5,511,574	$53.37	—	$—	$—	$—	$—
2007	367,552	16,311,582	44.38	16,336,915	44.45	—	—	—	—	—
2008	310,590	11,708,640	37.70	11,944,255	38.46	—	—	—	—	—
2009	150,760	6,749,260	44.77	6,858,057	45.49	—	—	—	—	—
2010	736,130	17,974,544	24.42	19,910,989	27.05	—	—	—	—	—
2011	242,026	19,936,774	82.37	20,278,648	83.79	—	—	—	—	—
2012	162,531	7,402,221	45.54	8,046,821	49.51	—	—	—	—	—
2013	108,232	4,036,277	37.29	4,592,271	42.43	—	—	—	—	—
2014	392,615	13,722,367	34.95	15,543,849	39.59	—	—	—	—	—
2015	328,278	10,372,655	31.60	12,239,710	37.28	—	—	—	—	—
Thereafter	1,084,460	43,067,832	39.71	49,365,067	45.52	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	8,401	$218,662	$26.03	$218,662	$26.03	111,668	$5,730,236	$51.31	$5,730,236	$51.31
2007	17,685	1,126,670	63.71	1,126,670	63.71	385,237	17,438,252	45.27	17,463,585	45.33
2008	34,132	1,799,254	52.71	1,838,129	53.85	344,722	13,507,894	39.18	13,782,384	39.98
2009	30,685	1,380,378	44.99	1,396,359	45.51	181,445	8,129,638	44.80	8,254,416	45.49
2010	37,667	1,902,068	50.50	1,951,716	51.81	773,797	19,876,612	25.69	21,862,705	28.25
2011	16,804	704,990	41.95	778,836	46.35	258,830	20,641,764	79.75	21,057,484	81.36
2012	30,939	1,975,101	63.84	2,154,039	69.62	193,470	9,377,323	48.47	10,200,860	52.73
2013	13,800	827,845	59.99	911,705	66.07	122,032	4,864,122	39.86	5,503,976	45.10
2014	8,365	535,307	63.99	591,420	70.70	400,980	14,257,674	35.56	16,135,268	40.24
2015	23,376	1,485,134	63.53	1,679,701	71.86	351,654	11,857,788	33.72	13,919,411	39.58
Thereafter	8,782	508,483	57.90	512,068	58.31	1,093,242	43,576,315	39.86	49,877,135	45.62

Boston Properties, Inc.

Third Quarter 2006

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Quarterly Lease Expirations - Greater San Francisco

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2006	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2006	—	—	—	—	—	—	—	—	—	—
Q3 2006	—	—	—	—	—	—	—	—	—	—
Q4 2006	103,267	5,511,574	53.37	5,511,574	53.37	—	—	—	—	—

Total 2006	103,267	$5,511,574	$53.37	$5,511,574	$53.37	—	—	—	—	—

Q1 2007	48,776	$1,838,606	$37.69	$1,838,606	$37.69	—	$—	$—	$—	$—
Q2 2007	153,545	7,113,999	46.33	7,113,999	46.33	—	—	—	—	—
Q3 2007	97,277	4,382,144	45.05	4,385,537	45.08	—	—	—	—	—
Q4 2007	67,954	2,976,833	43.81	2,998,774	44.13	—	—	—	—	—

Total 2007	367,552	$16,311,582	$44.38	$16,336,915	$44.45	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2006	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2006	—	—	—	—	—	—	—	—	—	—
Q3 2006	—	—	—	—	—	—	—	—	—	—
Q4 2006	8,401	218,662	26.03	218,662	26.03	111,668	5,730,236	51.31	5,730,236	51.31

Total 2006	8,401	$218,662	$26.03	$218,662	$26.03	111,668	$5,730,236	$51.31	$5,730,236	$51.31

Q1 2007	4,593	$196,612	$42.81	$196,612	$42.81	53,369	$2,035,218	$38.13	$2,035,218	38.13
Q2 2007	868	75,438	86.91	75,438	86.91	154,413	7,189,437	46.56	7,189,437	46.56
Q3 2007	10,288	717,537	69.75	717,537	69.75	107,565	5,099,680	47.41	5,103,073	47.44
Q4 2007	1,936	137,083	70.81	137,083	70.81	69,890	3,113,916	44.55	3,135,857	44.87

Total 2007	17,685	1,126,670	63.71	1,126,670	63.71	385,237	$17,438,252	$45.27	$17,463,585	$45.33

Boston Properties, Inc.

Third Quarter 2006

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Lease Expirations - Midtown Manhattan

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	25,702	$1,751,922	$68.16	$1,751,922	$68.16	—	$—	$—	$—	$—
2007	48,717	3,501,548	71.88	3,501,548	71.88	—	—	—	—	—
2008	342,143	22,995,925	67.21	23,395,814	68.38	—	—	—	—	—
2009	112,248	8,090,399	72.08	8,222,128	73.25	—	—	—	—	—
2010	258,452	17,914,671	69.32	18,171,979	70.31	—	—	—	—	—
2011	94,511	6,399,574	67.71	6,784,168	71.78	—	—	—	—	—
2012	169,943	14,133,860	83.17	15,529,134	91.38	—	—	—	—	—
2013	60,412	3,971,294	65.74	7,161,818	118.55	—	—	—	—	—
2014	4,172	240,307	57.60	287,451	68.90	—	—	—	—	—
2015	65,862	4,181,593	63.49	4,546,953	69.04	—	—	—	—	—
Thereafter	5,191,286	324,622,144	62.53	390,963,043	75.31	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	308	$57,061	$185.26	$57,061	$185.26	26,010	$1,808,983	$69.55	$1,808,983	$69.55
2007	12,386	477,925	38.59	712,829	57.55	61,103	3,979,473	65.13	4,214,377	68.97
2008	2,032	92,153	45.35	95,930	47.21	344,175	23,088,078	67.08	23,491,745	68.26
2009	—	—	—	—	—	112,248	8,090,399	72.08	8,222,128	73.25
2010	—	—	—	—	—	258,452	17,914,671	69.32	18,171,979	70.31
2011	14,550	1,312,531	90.21	1,505,532	103.47	109,061	7,712,105	70.71	8,289,700	76.01
2012	6,050	724,612	119.77	867,303	143.36	175,993	14,858,472	84.43	16,396,436	93.17
2013	14,513	1,355,817	93.42	1,513,058	104.26	74,925	5,327,111	71.10	8,674,875	115.78
2014	11,368	1,203,334	105.85	1,458,669	128.31	15,540	1,443,641	92.90	1,746,120	112.36
2015	—	—	—	—	—	65,862	4,181,593	63.49	4,546,953	69.04
Thereafter	149,990	17,153,297	114.36	22,606,319	150.72	5,341,276	341,775,442	63.99	413,569,362	77.43

Boston Properties, Inc.

Third Quarter 2006

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Quarterly Lease Expirations - Midtown Manhattan

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2006	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2006	—	—	—	—	—	—	—	—	—	—
Q3 2006	—	—	—	—	—	—	—	—	—	—
Q4 2006	25,702	1,751,922	68.16	1,751,922	68.16	—	—	—	—	—

Total 2006	25,702	$1,751,922	$68.16	$1,751,922	$68.16	—	$—	$—	$—	$—

Q1 2007	—	$—	$—	$—	$—	—	$—	$—	—	$—
Q2 2007	—	—	—	—	—	—	—	—	—	—
Q3 2007	48,717	3,501,548	71.88	3,501,548	71.88	—	—	—	—	—
Q4 2007	—	—	—	—	—	—	—	—	—	—

Total 2007	48,717	$3,501,548	$71.88	$3,501,548	$71.88	—	$—	$—	$—	$—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2006	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2006	—	—	—	—	—	—	—	—	—	—
Q3 2006	—	—	—	—	—	—	—	—	—	—
Q4 2006	308	57,061	185.26	57,061	185.26	26,010	1,808,983	69.55	1,808,983	69.55

Total 2006	308	$57,061	$185.26	$57,061	$185.26	26,010	$1,808,983	$69.55	$1,808,983	$69.55

Q1 2007	12,386	$477,924.96	$38.59	712,829	$57.55	12,386	$477,924.96	$38.59	712,829	$57.55
Q2 2007	—	—	—	—	—	—	—	—	—	—
Q3 2007	—	—	—	—	—	48,717	3,501,548	71.88	3,501,548	71.88
Q4 2007	—	—	—	—	—	—	—	—	—	—

Total 2007	12,386	$477,925	$38.59	$712,829	$57.55	61,103	$3,979,473	$65.13	$4,214,377	$68.97

Boston Properties, Inc.

Third Quarter 2006

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Lease Expirations - Princeton/East Brunswick

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2006	18,246	$605,465	$33.18	$701,991	$38.47	—	$—	$—	$—	$—
2007	353,073	12,059,268	34.16	12,059,268	34.16	—	—	—	—	—
2008	13,831	441,984	31.96	455,815	32.96	—	—	—	—	—
2009	259,896	8,801,489	33.87	9,223,174	35.49	—	—	—	—	—
2010	132,170	4,606,124	34.85	4,686,815	35.46	—	—	—	—	—
2011	347,938	11,492,283	33.03	11,953,309	34.35	—	—	—	—	—
2012	12,504	421,930	33.74	437,732	35.01	—	—	—	—	—
2013	144,108	4,614,123	32.02	5,074,690	35.21	—	—	—	—	—
2014	518,734	14,801,145	28.53	16,442,277	31.70	—	—	—	—	—
2015	154,152	4,138,290	26.85	4,873,463	31.61	—	—	—	—	—
Thereafter	69,351	2,223,253	32.06	2,546,496	36.72	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2006	—	$—	$—	$—	$—	18,246	$605,465	$33.18	$701,991	$38.47
2007	—	—	—	—	—	353,073	12,059,268	34.16	12,059,268	34.16
2008	—	—	—	—	—	13,831	441,984	31.96	455,815	32.96
2009	—	—	—	—	—	259,896	8,801,489	33.87	9,223,174	35.49
2010	—	—	—	—	—	132,170	4,606,124	34.85	4,686,815	35.46
2011	—	—	—	—	—	347,938	11,492,283	33.03	11,953,309	34.35
2012	—	—	—	—	—	12,504	421,930	33.74	437,732	35.01
2013	—	—	—	—	—	144,108	4,614,123	32.02	5,074,690	35.21
2014	—	—	—	—	—	518,734	14,801,145	28.53	16,442,277	31.70
2015	—	—	—	—	—	154,152	4,138,290	26.85	4,873,463	31.61
Thereafter	—	—	—	—	—	69,351	2,223,253	32.06	2,546,496	36.72

Boston Properties, Inc.

Third Quarter 2006

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Quarterly Lease Expirations - Princeton/East Brunswick

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2006	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2006	—	—	—	—	—	—	—	—	—	—
Q3 2006	—	—	—	—	—	—	—	—	—	—
Q4 2006	18,246	605,465	33.18	701,991	38.47	—	—	—	—	—

Total 2006	18,246	$605,465	$33.18	$701,991	$38.47	—	$—	$—	$—	$—

Q1 2007	14,590	$557,890	$38.24	$557,890	$38.24	—	$—	$—	$—	$—
Q2 2007	12,171	436,475	35.86	436,475	35.86	—	—	—	—	—
Q3 2007	174,663	5,493,227	31.45	5,493,227	31.45	—	—	—	—	—
Q4 2007	151,649	5,571,676	36.74	5,571,676	36.74	—	—	—	—	—

Total 2007	353,073	$12,059,268	$34.16	$12,059,268	$34.16	—	$—	$—	$—	$—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2006	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2006	—	—	—	—	—	—	—	—	—	—
Q3 2006	—	—	—	—	—	—	—	—	—	—
Q4 2006	—	—	—	—	—	18,246	605,465	33.18	701,991	38.47

Total 2006	—	$—	$—	$—	$—	18,246	$605,465	$33.18	$701,991	$38.47

Q1 2007	—	$—	$—	$—	$—	14,590	$557,890	$38.24	$557,890	$38.24
Q2 2007	—	—	—	—	—	12,171	436,475	35.86	436,475	35.86
Q3 2007	—	—	—	—	—	174,663	5,493,227	31.45	5,493,227	31.45
Q4 2007	—	—	—	—	—	151,649	5,571,676	36.74	5,571,676	36.74

Total 2007	—	$—	$—	$—	$—	353,073	$12,059,268	$34.16	$12,059,268	$34.16

Boston Properties, Inc.

Third Quarter 2006

CBD PROPERTIES

Lease Expirations

	Greater Boston							Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases		Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups		Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2006	10,755	$1,120,132	(1)	$104.15	$1,158,712	(1)	$107.74	388	$13,607	$35.07	$13,607	$35.07
2007	128,563	$7,744,403	(2)	60.24	$7,656,991	(2)	59.56	91,120	3,641,403	39.96	3,656,013	40.12
2008	198,693	$8,429,215		42.42	$8,350,861		42.03	37,774	1,639,113	43.39	1,690,028	44.74
2009	803,661	$31,156,963		38.77	$33,649,121		41.87	398,420	14,759,302	37.04	15,265,823	38.32
2010	144,222	$4,943,651		34.28	$5,020,873		34.81	447,695	20,163,525	45.04	21,578,045	48.20
2011	607,410	$32,014,624		52.71	$34,874,850		57.42	206,933	9,268,328	44.79	10,245,979	49.51
2012	341,880	$15,873,711		46.43	$16,807,264		49.16	274,429	9,899,351	36.07	9,911,483	36.12
2013	229,603	$12,978,168		56.52	$14,051,541		61.20	7,265	317,258	43.67	370,703	51.03
2014	456,145	$19,069,147		41.81	$20,163,760		44.20	63,796	3,197,447	50.12	3,885,715	60.91
2015	221,991	$13,175,308		59.35	$14,108,809		63.56	356,839	17,550,899	49.18	20,651,657	57.87
Thereafter	844,422	$41,201,707		48.79	$47,287,979		56.00	1,306,605	61,917,225	47.39	80,549,598	61.65

	New York							San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases		Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups		Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2006	26,010	$1,808,983		$69.55	$1,808,983		$69.55	111,668	$5,730,236	$51.31	$5,730,236	$51.31
2007	61,103	3,979,473		65.13	4,214,377		68.97	356,716	16,748,953	46.95	16,764,920	47.00
2008	344,175	23,088,078		67.08	23,491,745		68.26	284,788	12,038,821	42.27	12,247,663	43.01
2009	112,248	8,090,399		72.08	8,222,128		73.25	153,197	7,457,195	48.68	7,543,580	49.24
2010	258,452	17,914,671		69.32	18,171,979		70.31	218,865	12,525,904	57.23	13,235,522	60.47
2011	109,061	7,712,105		70.71	8,289,700		76.01	253,612	20,510,270	80.87	20,909,487	82.45
2012	175,993	14,858,472		84.43	16,396,436		93.17	183,678	9,119,945	49.65	9,928,275	54.05
2013	74,925	5,327,111		71.10	8,674,875		115.78	122,032	4,864,122	39.86	5,503,976	45.10
2014	15,540	1,443,641		92.90	1,746,120		112.36	144,678	6,302,964	43.57	7,165,603	49.53
2015	65,862	4,181,593		63.49	4,546,953		69.04	125,650	5,635,579	44.85	6,007,608	47.81
Thereafter	5,341,276	341,775,442		63.99	413,569,362		77.43	1,023,156	41,674,165	40.73	47,394,673	46.32

	Princeton/East Brunswick							Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases		Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups		Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2006	—	$—		$—	$—		$—	—	$—	$—	$—	$—
2007	—	—		—	—		—	—	—	—	—	—
2008	—	—		—	—		—	—	—	—	—	—
2009	—	—		—	—		—	—	—	—	—	—
2010	—	—		—	—		—	—	—	—	—	—
2011	—	—		—	—		—	—	—	—	—	—
2012	—	—		—	—		—	—	—	—	—	—
2013	—	—		—	—		—	—	—	—	—	—
2014	—	—		—	—		—	—	—	—	—	—
2015	—	—		—	—		—	—	—	—	—	—
Thereafter	—	—		—	—		—	—	—	—	—	—

(1)	Includes 182 square feet of retail space and kiosks. Excluding this space, current rent on expiring leases is $33.06 and rent on expiring leases with future step-up is $33.06 per square foot in 2006.
(2)	Includes 9,523 square feet of retail space and kiosks. Excluding this space, current rent on expiring leases is $50.02 and rent on expiring leases with future step-up is $50.26 per square foot in 2007.

Boston Properties, Inc.

Third Quarter 2006

SUBURBAN PROPERTIES

Lease Expirations

	Greater Boston					Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2006	58,212	$1,724,465	$29.62	$1,726,378	$29.66	34,988	$845,558	$24.17	$845,558	$24.17
2007	536,534	15,717,376	29.29	15,822,967	29.49	201,139	5,283,919	26.27	5,313,083	26.41
2008	455,932	13,273,106	29.11	13,777,087	30.22	205,641	5,928,286	28.83	6,123,737	29.78
2009	548,529	18,039,566	32.89	19,037,858	34.71	412,225	12,268,517	29.76	12,513,843	30.36
2010	298,324	8,585,915	28.78	9,062,925	30.38	627,017	19,386,782	30.92	20,507,488	32.71
2011	682,930	16,683,292	24.43	17,885,608	26.19	627,318	18,988,858	30.27	21,007,509	33.49
2012	606,519	17,876,270	29.47	18,846,553	31.07	784,112	27,623,926	35.23	31,566,983	40.26
2013	96,384	1,886,413	19.57	2,064,717	21.42	71,476	2,265,486	31.70	2,634,915	36.86
2014	85,122	2,253,329	26.47	2,508,124	29.47	657,865	18,217,487	27.69	21,130,692	32.12
2015	14,632	302,390	20.67	302,390	20.67	371,732	10,265,694	27.62	12,479,923	33.57
Thereafter	158,900	4,698,833	29.57	4,993,833	31.43	939,962	31,404,902	33.41	32,137,132	34.19

	New York					San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2006	—	$—	$—	$—	$—	—	$—	$—	$—	$—
2007	—	—	—	—	—	28,521	689,298	24.17	698,665	24.50
2008	—	—	—	—	—	59,934	1,469,073	24.51	1,534,721	25.61
2009	—	—	—	—	—	28,248	672,443	23.80	710,836	25.16
2010	—	—	—	—	—	554,932	7,350,708	13.25	8,627,183	15.55
2011	—	—	—	—	—	5,218	131,494	25.20	147,997	28.36
2012	—	—	—	—	—	9,792	257,377	26.28	272,585	27.84
2013	—	—	—	—	—	—	—	—	—	—
2014	—	—	—	—	—	256,302	7,954,710	31.04	8,969,665	35.00
2015	—	—	—	—	—	226,004	6,222,209	27.53	7,911,803	35.01
Thereafter	—	—	—	—	—	70,086	1,902,150	27.14	2,482,462	35.42

	Princeton/East Brunswick					Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2006	18,246	$605,465	$33.18	$701,991	$38.47	—	$—	$—	$—	$—
2007	353,073	12,059,268	34.16	12,059,268	34.16	—	—	—	—	—
2008	13,831	441,984	31.96	455,815	32.96	—	—	—	—	—
2009	259,896	8,801,489	33.87	9,223,174	35.49	—	—	—	—	—
2010	132,170	4,606,124	34.85	4,686,815	35.46	—	—	—	—	—
2011	347,938	11,492,283	33.03	11,953,309	34.35	—	—	—	—	—
2012	12,504	421,930	33.74	437,732	35.01	—	—	—	—	—
2013	144,108	4,614,123	32.02	5,074,690	35.21	—	—	—	—	—
2014	518,734	14,801,145	28.53	16,442,277	31.70	—	—	—	—	—
2015	154,152	4,138,290	26.85	4,873,463	31.61	—	—	—	—	—
Thereafter	69,351	2,223,253	32.06	2,546,496	36.72	—	—	—	—	—

Boston Properties, Inc.

Third Quarter 2006

HOTEL PERFORMANCE

Long Wharf Marriott - Boston

	Third Quarter 2006	Third Quarter 2005	Percent Change	Year to Date 2006		Year to Date 2005	Percent Change
Occupancy	90.3%	90.1%	0.2%	85.1%		82.9%	2.7%
Average Daily Rate	$263.87	$232.50	13.5%	$240.10		$213.64	12.4%
Revenue per available room	$238.28	$209.56	13.7%	$204.43		$177.01	15.5%

Cambridge Center Marriott

	Third Quarter 2006	Third Quarter 2005	Percent Change	Year to Date 2006		Year to Date 2005	Percent Change
Occupancy	86.4%	81.6%	5.9%	74.5	%(1)	75.3%	-1.1%
Average Daily Rate	$191.13	$166.34	14.9%	$188.61		$168.68	11.8%
Revenue per available room	$165.14	$135.79	21.6%	$140.54		$127.07	10.6%

(1)	For the nine months ended September 30, 2006, the Cambridge Center Marriott underwent a room renovation project which totalled approximately $5.6 million.

Total Hotel Performance
	Third Quarter 2006	Third Quarter 2005(2)	Percent Change	Year to Date 2006	Year to Date 2005 (2)	Percent Change
Occupancy	88.3%	85.7%	3.0%	79.6%	79.0%	0.8%
Average Daily Rate	$226.24	$198.27	14.1%	$213.46	$190.38	12.1%
Revenue per available room	$200.44	$171.39	16.9%	$171.37	$151.17	13.4%

(2)	For the three and nine months ended September 30, 2005, the Residence Inn by Marriott® is not included in hotel results as the property was sold November 4, 2005.

Boston Properties, Inc.

Third Quarter 2006

OCCUPANCY ANALYSIS

Same Property Occupancy(1) - By Location

	CBD		Suburban		Total
Location	30-Sep-06	30-Sep-05	30-Sep-06	30-Sep-05	30-Sep-06	30-Sep-05
Greater Boston	94.0%	94.3%	87.9%	91.5%	91.1%	92.9%
Greater Washington	99.0%	98.6%	96.8%	96.7%	97.5%	97.4%
Midtown Manhattan	99.9%	97.2%	n/a	n/a	99.9%	97.2%
Princeton/East Brunswick, NJ	n/a	n/a	88.0%	86.7%	88.0%	86.7%
Greater San Francisco	86.9%	88.6%	91.8%	74.7%	87.8%	86.0%

Total Portfolio	95.8%	95.1%	91.9%	91.7%	94.2%	93.7%

Same Property Occupancy(1) - By Type of Property

	CBD		Suburban		Total
	30-Sep-06	30-Sep-05	30-Sep-06	30-Sep-05	30-Sep-06	30-Sep-05
Total Office Portfolio	95.7%	95.0%	93.3%	91.0%	94.8%	93.5%
Total Office/Technical Portfolio	100.0%	100.0%	81.0%	97.5%	81.9%	97.6%

Total Portfolio	95.8%	95.1%	91.9%	91.7%	94.2%	93.7%

(1)	For disclosures related to our definition of Same Property, see page 51.

Boston Properties, Inc.

Third Quarter 2006

SAME PROPERTY PERFORMANCE

Office, Office/Technical and Hotel Properties

	Office	Office/Technical	Hotel (1)	Total
Number of Properties	95	17	2	114
Square feet	27,370,275	1,403,789	750,400	29,524,464
Percent of in-service properties	93.8%	85.9%	100.0%	93.6%
Occupancy @ 9/30/2005	93.5%	97.6%	—	93.7%
Occupancy @ 9/30/2006	94.8%	81.9%	—	94.2%
Percent change from 3rd quarter 2006 over 3rd quarter 2005 (2):
Rental revenue	3.6%	-6.4%	13.7%	4.0%
Operating expenses and real estate taxes	7.5%	2.0%	13.4%	8.0%
Net Operating Income (3)	1.7%	-8.5%	14.5%	1.8%
Net Operating Income (3) - without hotels				1.5%

Rental revenue - cash basis	4.0%	-8.6%	13.7%	4.3%
Net Operating Income (3) - cash basis (4)	2.2%	-11.2%	14.5%	2.2%
Net Operating Income (3) - cash basis(4) - without hotels				1.9%

Same Property Lease Analysis - quarter ended September 30, 2006

	Office	Office/Technical	Total
Vacant space available @ 7/1/2006 (sf)	1,527,538	33,799	1,561,337
Square footage of leases expiring or terminated 7/1/2006-9/30/2006	1,341,560	—	1,341,560

Total space for lease (sf)	2,869,098	33,799	2,902,897

New tenants (sf)	493,206	33,799	527,005
Renewals (sf)	694,719	—	694,719

Total space leased (sf)	1,187,925	33,799	1,221,724

Space available @ 9/30/2006 (sf)	1,681,173	—	1,681,173

Net (increase)/decrease in available space (sf)	(153,635)	33,799	(119,836)
2nd generation Average lease term (months)	123	—	123
2nd generation Average free rent (days)	34	—	34
2nd generation TI/Comm PSF	$19.94	$—	$19.94
Increase (decrease) in 2nd generation gross rents (4)	-0.21%	—	-0.21%
Increase (decrease) in 2nd generation net rents (4)	-0.73%	—	-0.73%

(1)	Includes revenue and expenses from retail tenants at the hotel properties.
(2)	See page 45 for a quantitative reconciliation of Same Property Net Operating Income (NOI) by reportable segment.
(3)	For a quantitative reconciliation of NOI to net income available to common shareholders, see page 44. For disclosures relating to our use of NOI, see page 51.
(4)	Represents change in rents on a “cash to cash” basis (actual rent at time of expiration vs. initial rent of new lease) and for only 2nd generation space after eliminating any space vacant for more than 12 months. The total footage being weighted is 1,084,608 square feet.

Boston Properties, Inc.

Third Quarter 2006

Reconciliation of Net Operating Income to Net Income

	For the three months ended
	9/30/2006	9/30/2005
	(in thousands)
Net income available to common shareholders	$107,962	$57,551
Gains on sales of real estate from discontinued operations, net of minority interest	—	—
Income from discontinued operations, net of minority interest	—	(746)
Gains on sales of real estate, net of minority interest	(17,889)	—
Minority interest in Operating Partnership	19,028	26,874
Income from unconsolidated joint ventures	(20,200)	(1,117)
Minority interest in property partnerships	—	(1,527)

Income before minority interests in property partnerships, income from unconsolidated joint ventures, minority interest in Operating Partnership, gains on sales of real estate and discontinued operations	88,901	81,035

Add:
Loss from early entinguishment of debt	208	—
Depreciation and amortization	71,548	65,717
Interest expense	73,571	75,700
General and administrative expense	12,739	13,270

Subtract:
Interest and other income	(14,636)	(4,742)
Development and management services income	(4,558)	(4,923)

Consolidated Net Operating Income	$227,773	$226,057

Same Property Net Operating Income	$213,073	$209,302

Net operating income from non Same Properties (1)	11,008	14,668
Termination income	3,692	2,087

Consolidated Net Operating Income	$227,773	$226,057

Same Property Net Operating Income	$213,073	$209,302
Less straight-line rent and fair value lease revenue	12,081	12,655

Same Property Net Operating Income - cash basis	$200,992	$196,647

(1)	See pages 21-23 for properties which are not included as part of Same Property Net Operating Income.

Boston Properties, Inc.

Third Quarter 2006

Same Property Net Operating Income by Reportable Segment

(in thousands)

	Office				Office/Technical
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	30-Sep-06	30-Sep-05			30-Sep-06	30-Sep-05
Rental Revenue	$312,638	$298,881			$5,471	$5,842
Less Termination Income	3,692	707			—	—

Rental revenue - subtotal	308,946	298,174	10,772	3.6%	5,471	5,842	(371)	-6.4%
Operating expenses and real estate taxes	106,093	98,734	7,359	7.5%	1,199	1,175	24	2.0%

Net Operating Income (1)	$202,853	$199,440	$3,413	1.7%	$4,272	$4,667	$(395)	-8.5%

Rental revenue - subtotal	$308,946	$298,174			$5,471	$5,842
Less straight line rent and fair value lease revenue	11,980	12,687	(707)	-5.6%	99	(34)	133	-391.2%

Rental revenue - cash basis	296,966	285,487	11,479	4.0%	5,372	5,876	(504)	-8.6%

Less:
Operating expenses and real estate taxes	106,093	98,734	7,359	7.5%	1,199	1,175	24	2.0%

Net Operating Income (2) - cash basis	$190,873	$186,753	$4,120	2.2%	$4,173	$4,701	$(528)	-11.2%

	Hotel				Total
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	30-Sep-06	30-Sep-05			30-Sep-06	30-Sep-05
Rental Revenue	$19,847	$17,454			$337,956	$322,177
Less Termination Income	—	—			3,692	707

Rental revenue - subtotal	19,847	17,454	$2,393	13.7%	334,264	321,470	12,794	4.0%
Operating expenses and real estate taxes	13,899	12,259	1,640	13.4%	121,191	112,168	9,023	8.0%

Net Operating Income (1)	$5,948	$5,195	$753	14.5%	$213,073	$209,302	$3,771	1.8%

Rental revenue - subtotal	$19,847	$17,454			$334,264	$321,470
Less straight line rent and fair value lease revenue	2	2	—	0.0%	12,081	12,655	(574)	-4.5%

Rental revenue - cash basis	19,845	17,452	2,393	13.7%	322,183	308,815	13,368	4.3%

Less:
Operating expenses and real estate taxes	13,899	12,259	1,640	13.4%	121,191	112,168	9,023	8.0%

Net Operating Income (2) - cash basis	$5,946	$5,193	$753	14.5%	$200,992	$196,647	$4,345	2.2%

(1)	For a quantitative reconciliation of net operating income (NOI) to net income available to common shareholders, see page 44. For disclosures relating to our use of NOI see page 51.
(2)	For a quantitative reconciliation of NOI to NOI on a cash basis see page 44. For disclosures relating to our use of NOI see page 51.

Boston Properties, Inc.

Third Quarter 2006

LEASING ACTIVITY

All In-Service Properties - quarter ended September 30, 2006

	Office	Office/Technical	Total
Vacant space available @ 6/30/2006 (sf)	1,670,022	33,799	1,703,821
Property dispositions/ assets taken out of service (sf)	(31,435)	—	(31,435)
Property acquisitions/ assets placed in-service (sf)	82,185	—	82,185
Leases expiring or
terminated 7/1/2006-9/30/2006 (sf)	1,426,649	—	1,426,649

Total space for lease (sf)	3,147,421	33,799	3,181,220

New tenants (sf)	553,767	33,799	587,566
Renewals (sf)	694,719	—	694,719

Total space leased (sf)	1,248,486	33,799	1,282,285 (1)

Space available @ 9/30/2006 (sf)	1,898,935	—	1,898,935

Net (increase)/decrease in available space (sf)	(228,913)	—	(195,114)
2nd generation Average lease term (months)	125	—	125
2nd generation Average free rent (days)	34	—	34
2nd generation TI/Comm PSF	$19.89	$—	$19.89
Increase (decrease) in 2nd generation gross rents (2)	-0.18%	0.00%	-0.18%
Increase (decrease) in 2nd generation net rents (3)	-0.69%	0.00%	-0.69%

(1)	Details of 1st and 2nd generation space is located in chart below.
(2)	Represents increase (decrease) in gross rent (total base rent and expense reimbursements), comparing the change in rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 1,091,299.
(3)	Represents increase (decrease) in net rent (base rent less base year expense), comparing the rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 1,091,299.

	All leases 1st Generation	All leases 2nd Generation	Incr (decr) in 2nd gen. gross rents (2)	Incr (decr) in 2nd gen. net rents (3)	Total Leased
Boston	5,929	297,454	-7.59%	-13.20%	303,383
Washington	90,792	210,669	0.73%	-1.04%	301,461
New York	10,519	586,179	3.60%	3.57%	596,698
San Francisco	—	32,679	0.00%	0.00%	32,679
Princeton	—	48,064	-18.03%	-26.58%	48,064

	107,240	1,175,045	-0.18%	-0.69%	1,282,285

Boston Properties, Inc.

Third Quarter 2006

HISTORICALLY GENERATED CAPITAL EXPENDITURES,

TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

Historical Capital Expenditures

(in thousands)

	Q3 2006	Q2 2006		Q1 2006		2005	2004	2003
Recurring capital expenditures	$6,063	$5,275		$4,206		$22,369	$25,101	$18,514
Planned non-recurring capital expenditures associated with acquisition properties	1,809	289		220		2,957	4,889	4,464
Hotel improvements, equipment upgrades and replacements	505	1,988	(1)	4,263	(1)	4,097	1,001	2,345

	$8,377	$7,552		$8,689		$29,423	$30,991	$25,323

2nd Generation Tenant Improvements and Leasing Commissions

	Q3 2006	Q2 2006		Q1 2006		2005	2004	2003
Office
Square feet	1,175,045	869,591		454,654		2,749,079	3,356,267	2,635,914

Tenant improvement and lease commissions PSF	$19.89	$34.00		$38.40		$28.75	$24.74	$14.41

Office/Technical
Square feet	—	—		—		82,753	195,953	169,893

Tenant improvement and lease commissions PSF	$—	$—		$—		$2.89	$14.35	$6.43

Average tenant improvement and lease commissions PSF	$19.89	$34.00		$38.40		$28.00	$24.17	$13.93

(1)	Includes approximately $1.6 million and $4.0 million of costs related to a room renovation project at Cambridge Center Marriott for the periods ended June 30, 2006 and March 31, 2006, respectively.

Boston Properties, Inc.

Third Quarter 2006

ACQUISITIONS/DISPOSITIONS

as of September 30, 2006

ACQUISITIONS

For the period from January 1, 2006 through September 30, 2006

Property	Date Acquired	Square Feet	Initial Investment	Anticipated Future Investment	Total Investment	Percentage Leased
303 Almaden Avenue, San Jose, CA	Jun-06	157,537	$45,200,000	$4,800,000	$50,000,000	100%
3200 Zanker Road, San Jose, CA	Aug-06	543,900	118,750,000	7,571,000	126,321,000	100%

Total Acquisitions		701,437	$163,950,000	$12,371,000	$176,321,000	100%

DISPOSITIONS

For the period from January 1, 2006 through September 30, 2006

Property	Date Disposed		Square Feet	Gross Sales Price		Book Gain
Prudential Center - Land Parcel	Feb-05	(1)	N/A	$51,100,000		$5,705,000
280 Park Avenue	Jun-06		1,179,000	1,200,000,000		712,138,000	(2)
265 Franklin Street (35% Ownership Interest)	Sep-06		347,000	59,500,000	(3)	17,989,000	(3)

Total Dispositions			1,526,000	$1,310,600,000		$735,832,000

(1)	During January 2006, this transaction qualified as a sale for financial reporting purposes as the continuing involvement provisions expired.
(2)	During the three months ended September 30, 2006, we signed new qualifying leases for 26,681 net rentable square feet of the 74,340 net rentable square foot master lease obligation related to the sale of 280 Park Avenue resulting in the recognition of approximately $21.0 million of additional book gain. We had deferred approximately $67.3 million of the book gain, which represented the maximum obligation under the master lease.
(3)	265 Franklin Street was owned through a joint venture in which we had a 35% interest. Amounts above represent our share of the Gross Sales Price and Book Gain.

Boston Properties, Inc.

Third Quarter 2006

VALUE CREATION PIPELINE - DEVELOPMENT IN PROGRESS (1)

as of September 30, 2006

Development Properties	Initial Occupancy	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date	Estimated Total Investment	Total Construction Loan	Amount Drawn at September 30, 2006	Estimated Future Equity Requirement	Percentage Leased(2)
Wisconsin Place - Infrastructure (23.89% ownership)	N/A	N/A	Chevy Chase, MD	—	—	20,369,966	34,568,830	26,756,800	14,789,038	2,231,101	N/A
505 9th Street (50% ownership)	Q4 2007	Q4 2008	Washington, D.C.	1	323,000	34,533,552	65,000,000	47,500,000	14,048,787	—	76%
South of Market	Q1 2008	Q3 2009	Reston, VA	3	652,000	34,818,307	213,800,000	—	—	178,981,693	23%
77 Fourth Avenue	Q1 2008	Q4 2008	Waltham, MA	1	210,000	16,588,583	79,707,173	—	—	63,118,590	0%

Total Development Properties				5	1,185,000	$106,310,408	$393,076,003	$74,256,800	$28,837,825	$244,331,384	33%

DEVELOPMENTS PLACED-IN-SERVICE DURING 2006

	Initial In Service Date	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date	Estimated Total Investment	Debt	Drawn at September 30, 2006	Estimated Future Equity Requirement	Percentage Leased
Seven Cambridge Center Office	Q1 2006	Q1 2006	Cambridge, MA	1	231,028	$103,429,346	$106,156,057	$—	$—	$—	100%
Parcel E (12290 Sunrise Valley)	Q2 2006	Q2 2006	Reston, VA	1	182,424	37,545,324	39,000,000	—	—	1,454,676	100%
Capital Gallery expansion	Q2 2006	Q3 2007	Washington, D.C.	—	318,557	58,587,190	69,100,000	—	—	10,512,810	97%

Total Developments Placed in Service				2	732,009	$199,561,860	$214,256,057	$—	$—	$11,967,486	99%

(1)	In accordance with GAAP, a project is classified as a Development in Progress when construction or supply contracts have been signed and physical improvements have commenced.
(2)	Represents percentage leased as of October 23, 2006.

Boston Properties, Inc.

Third Quarter 2006

VALUE CREATION PIPELINE - OWNED LAND PARCELS

as of September 30, 2006

Location	Acreage	Developable Square Feet
Rockville, MD	68.9	937,000
Dulles, VA	76.6	934,000
Gaithersburg, MD	27.0	850,000
San Jose, CA	3.7	841,000
Reston, VA	34.8	1,130,000
Boston, MA	0.2	304,500
Marlborough, MA	50.0	400,000
Weston, MA	74.0	350,000
Waltham, MA	8.8	384,604
Andover, MA	10.0	110,000
Washington, D.C.	0.5	170,000
Chevy Chase, MD	1.0	300,000

	355.5	6,711,104

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

as of September 30, 2006

Location	Acreage	Developable Square Feet
Princeton, NJ (1)	149.9	1,900,000
Framingham, MA (2)	21.5	300,000
Cambridge, MA (3)	—	200,000

	171.4	2,400,000

(1)	$30.50 per square foot and $125,000 per annum non-refundable payment.
(2)	Subject to ground lease.
(3)	The Company has the option to purchase additional residential rights.

Boston Properties, Inc.

Third Quarter 2006

Definitions

This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the Company’s financial condition or results of operations. Additional detail can be found in the Company’s most recent annual report on Form 10-K and other documents filed with the SEC from time to time.

Funds from Operations

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate Funds from Operations, or “FFO,” by adjusting net income (loss) (computed in accordance with GAAP, including non-recurring items) for gains (or losses) from sales of properties, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to sales of previously depreciated operating real estate assets and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.

In addition to presenting FFO in accordance with the NAREIT definition, we also disclose FFO after a specific and defined supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate. The adjustment to exclude losses from early extinguishments of debt results when the sale of real estate encumbered by debt requires us to pay the extinguishment costs prior to the debt’s stated maturity and to write-off unamortized loan costs at the date of the extinguishment.  Such costs are excluded from the gains on sales of real estate reported in accordance with GAAP.  However, we view the losses from early extinguishments of debt associated with the sales of real estate as an incremental cost of the sale transactions because we extinguished the debt in connection with the consummation of the sale transactions and we had no intent to extinguish the debt absent such transactions.  We believe that this supplemental adjustment more appropriately reflects the results of our operations exclusive of the impact of our sale transactions.

Although our FFO as adjusted clearly differs from NAREIT’s definition of FFO, and may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful supplemental measure of our operating performance because we believe that, by excluding the effects of the losses from early extinguishments of debt associated with the sales of real estate, management and investors are presented with an indicator of our operating performance that more closely achieves the objectives of the real estate industry in presenting FFO.

Neither FFO nor FFO as adjusted should be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance. Neither FFO nor FFO as adjusted represents cash generated from operating activities determined in accordance with GAAP, and neither is a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO and FFO as adjusted should be compared with our reported net income and considered in addition to cash flows in accordance with GAAP, as presented in our consolidated financial statements.

Funds Available for Distribution (FAD)

In addition to FFO, we present Funds Available for Distribution (FAD) by (1) adding to FFO as adjusted non-real estate depreciation, (2) eliminating the effect of straight-line rent, and (3) subtracting: recurring capital expenditures; hotel improvements, equipment upgrades and replacements; and second generation tenant improvement and leasing commissions. In addition, this calculation includes all non-cash compensation expense related to restricted securities. Although our FAD may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flows in accordance with GAAP, as presented in our consolidated financial statements. FAD does not represent cash generated from operating activities determined in accordance with GAAP, and FAD should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.

Debt to Total Market Capitalization Ratio

Debt to total market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total market capitalization is the sum of our total indebtedness outstanding on a consolidated basis (excluding unconsolidated joint venture debt) and the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) the actual aggregate number of outstanding common partnership units of our operating partnership (including common partnership units held by the company), (2) the number of common partnership units issuable upon conversion of all outstanding long term incentive plan units of our operating partnership, or LTIP units, assuming all conditions have been met for the conversion of the LTIP units, and (3) the number of common partnership units issuable upon conversion of preferred partnership units of our operating partnership. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our debt to total market capitalization ratio is in part a function of the market price of the common stock of Boston Properties, Inc., and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the debt to total market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Net Operating Income (NOI)

NOI is a non-GAAP financial measure equal to net income available to common shareholders, the most directly comparable GAAP financial measure, plus corporate general and administrative expense, depreciation and amortization, interest expense, minority interest in Operating Partnership and losses from early extinguishment of debt, less interest income, development and management income, gains from property dispositions, gains on sale from discontinued operations, income from discontinued operations, income from unconsolidated joint ventures and minority interest in property partnerships. In some cases we also present NOI on a cash basis, which is NOI after eliminating the effects of straight-lining of rent. We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe NOI is a useful measure for evaluating the operating performance of our real estate assets. Our management also uses NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, we believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

In-Service Properties

We treat a property as being "in-service" upon the earlier of (i) lease-up and completion of tenant improvements or (ii) one year after cessation of major construction activity under GAAP. The determination as to when a property should be treated as "in-service" involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics we specify a single date for treating a property as "in-service." Under GAAP a property may be placed in service in stages as construction is completed and the property is held available for occupancy. In accordance with GAAP, when a portion of a property has been substantially completed and occupied or held available for occupancy, we cease capitalization on that portion, though we may not treat the property as being "in-service," and continue to capitalize only those costs associated with the portion still under construction.

Same Properties

In our analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by us throughout each period presented. We refer to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by us through the end of the latest period presented as "Same Properties." "Same Properties" therefore exclude properties placed in-service, acquired or repositioned after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as "in-service" for that property to be included in "Same Properties." See pages 21-23 for "In-Service Properties" which are not included in "Same Properties."

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